UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-04014

                                 Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)

100 Fillmore St., Suite 325

                                       Denver, CO 80206

(Address of principal executive offices) (Zip code)

David J. Corkins

100 Fillmore St., Suite 325

                                       Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-398-2929

Date of fiscal year end:   June 30

Date of reporting period:   December 31, 2021

Item 1.	Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

Semi-annual Report
December 31, 2021
Meridian Fund, Inc.

Meridian Growth Fund
Meridian Contrarian Fund
Meridian Enhanced Equity Fund
Meridian Small Cap Growth Fund

MERIDIAN FUND, INC.

Meridian Funds	3	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
U.S. equity markets ended the six-month period higher, overcoming concerns that the emergence of new COVID-19 variants may again shutter economies and that global supply constraints, a tight labor market, and rising inflation could derail the economic recovery. However, economic data indicated otherwise, showing continued resilience and growth. Better-than-expected corporate earnings reports also brightened investors’ outlook.
Late in the period, U.S. Federal Reserve policymakers retired the word transitory from their description of current inflation trends and accelerated the reduction of the Fed’s monthly bond purchases as a means of managing inflation. Central bankers also indicated they may raise interest rates three times in 2022. While the information technology sector proved surprisingly resilient against this backdrop, healthcare stocks retreated as investors struggles to justify high valuations, COVID-19 related disruptions, and a near record level of new issuance in the biotechnology industry.
Although growth stocks outperformed value stocks within the large-cap universe, the reverse was true in the small-cap universe, according to the Russell Family of U.S. Indices.

Fund Performance
The Meridian Growth Fund (the “Fund”) Legacy Class Shares returned (0.39)% (net) during the six months ended December 31, 2021, outperforming its benchmark, the Russell 2500® Growth Index, which returned (3.34)%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an enduring fund that can mitigate capital losses during turbulent bear market environments and, secondarily, participate on the upside during strong market environments. Our philosophy proved effective during the period, as the Fund outperformed on each of the nine days in which the Index declined 2% or more.
Market dynamics that worked in the Fund's favor during the period included the underperformance of companies without earnings and with low returns on equity. However, smaller market capitalization and lower momentum stocks underperformed which challenged our strategy. At the sector level, the Fund's industrials, information technology, and healthcare holdings aided relative returns. Conversely, the Fund's consumer discretionary stocks detracted from returns.
The three largest contributors to the Fund’s performance during the period were ON Semiconductor Corp., Rivian Automotive, Inc., and Matson, Inc.
•	ON Semiconductor Corp. is a semiconductor manufacturer with a diverse product portfolio and high exposure to the attractive automotive and industrials end markets. ON Semi’s exposure to the auto end market is particularly attractive as advanced driver assistance systems and self-driving features have led to strong demand for the semiconductors that power these technologies. The company is also well-positioned in the industrials end market, where it benefits from low pricing pressure due to the longer lifecycle of industrials products relative to consumer products. ON continued to benefit from a global semiconductor shortage driven by a combination of strong demand across a wide range of industries and supply chain disruptions. Investors bid shares higher as the company grew revenues 32%, expanded gross margins by over 300 bps, and grew adjusted EPS in excess of 200%. We were pleased with ON’s execution during the period and are optimistic that it will hit the long-term financial goals set out by management earlier in the year. Although we trimmed the stock during the period, the Fund continues to hold a meaningful position.
•	Rivian Automotive, Inc. manufactures electric vehicles (EV) for the consumer and commercial markets. We initially invested the Fund in the company when it was privately owned and were excited to see its value rise to $90 billion during its initial public offering in November. One of the things that differentiates this startup is its substantial financial backing: Amazon.com, Ford Motor Co., and other companies with considerable financial resources have made large investments in the EV manufacturer. Rivian has 71,000 preorders for its R1 pickup truck

Meridian Funds	4	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
and SUV and has a contract with Amazon.com to deliver 100,000 delivery vans over the next few years. With its healthy balance sheet, we expect the company to expand capacity from 200,000 units today to a much larger number as they build new manufacturing facilities globally. During the period we maintained the Fund's position in the stock.

•	Matson, Inc. is a provider of ocean transportation and logistics services. The company transports freight between the continental U.S. and ports in Alaska, Hawaii, and China. One of the things that attracted us to Matson is its position as one of the leading shipping companies operating under the Jones Act, a federal statute that allows only American-owned and-built vessels crewed by Americans to transport goods between U.S. ports. In addition, we also like Matson’s expedited China service, which has a large time advantage over traditional steamship lines. The company also has its own terminal operations in west coast ports which provides a further transit advantage due to the current backlog of ships waiting to be unloaded. The stock’s strong performance during the period was driven by pandemic-related disruptions and delays in air freight shipping between China and the U.S., which led to increased demand for ocean transportation and drove shipping container rates higher. These dynamics supported substantial earnings growth for Matson, which, for the third quarter, reported a 300% year-over-year increase in earnings. During the period, we trimmed the Fund's exposure in the stock, but maintained a sizeable position in Matson.
The three largest detractors from the Fund's performance during the period were Vroom, Inc., 2U, Inc., and 8x8, Inc.
•	Vroom, Inc. operates an end-to-end e-commerce platform for the used car industry. We believe Vroom is well-positioned to benefit from a growing trend in which used car customers are choosing the online shopping experience over the traditional car lot experience. We believe only a few e-commerce platforms will be able to take significant market share from traditional used car dealers due to inventory, sourcing, and operational challenges that most online sellers will be unable to overcome. We are confident Vroom, which is currently the second-largest player in this space, will be among the ultimate winners. Although Vroom’s revenue growth remained strong, its cash burn continued to worry investors. A couple of operational missteps also reduced investors’ confidence in Vroom. We believe management will correct recent operational mistakes and begin demonstrating better conversion of revenue growth to profitability over time. As such, we maintained the Fund's position in the stock.

•	2U, Inc. is an educational technology firm that partners with leading nonprofit colleges and universities to offer online degree programs. 2U has many of the qualities that we believe define a good business including long-term contracts and recurring revenue; attractive unit economics that should deliver strong EBITDA margins at scale; and strong brand recognition with marquee university partners to drive continued growth. However, the stock drifted lower as investors became concerned about the rising cost of lead generation – money 2U is spending to attract new students – and digested news of 2U’s acquisition of edX, an online course provider created by Harvard and MIT. We believe 2U is skillfully navigating these challenges and that its merger with edX will expand 2U’s access to affordable, high-quality online education globally. The company reported third-quarter revenues that were up 16%, and issued strong full-year guidance, adding to our conviction in its long-term growth potential. During the period, we maintained the Fund's position in the company.
•	8x8, Inc. is a cloud communications provider that offers businesses a unified voice, contact center, video, and chat platform. The company hired a new CEO in late ’20 who has since refocused the company on areas of the market where 8x8 has competitive advantages and the potential to earn higher margins. In conjunction with this change in strategy, the company exited low growth and low margin product lines which has led to what we believe is a temporary slowdown in revenue growth. This deceleration in revenue growth has pressured the stock along with 8x8’s proposed $250 million buyout of cloud-based communications firm Fuze which will increase leverage on the balance sheet. Our research suggests 8x8’s financial rationale for buying Fuze is solid, as it should allow 8x8 to generate immediate free cash flow and improved profitability. We feel confident that these headwinds will reverse in 2022 and are comfortable with the Fund's position in the stock. We believe 8x8 has the potential to accelerate growth, improve margins, and that the stock trades at an attractive valuation relative to other cloud communication companies.

Meridian Funds	5	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Outlook
As we look ahead, we believe the markets will remain focused on the pace of bond purchase tapering and the timeline for interest rate hikes. Commodity and raw material prices have surged causing producers to raise prices to their end customers. With supply chains still snarled and consumer demand still strong, future increases seem more likely than not. Additionally, labor shortages have started to pressure wages higher which will ultimately be passed through to consumers. We believe a possible inflation spiral would introduce even more volatility into the markets and pressure some of the extreme valuations we see in the information technology and healthcare sectors – a development that we would welcome.
Now more than ever, we maintain strong conviction in the companies the Fund owns. Our focus remains on companies that can not only weather the market volatility but also manage through a period of raw material and wage inflation. The market’s correction and subsequent rebound has presented us with opportunities to continue to seek to upgrade the quality of the Fund's portfolio while maintaining our strict valuation discipline. Although recent economic events are unprecedented, we remain confident that staying disciplined to our investment process is the best approach to achieve the Fund's long-term investment objectives.
Thank you for your continued partnership with ArrowMark.
Brian Schaub & Chad Meade
Co-Portfolio Managers

Meridian Funds	6	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2021
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.21
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MERDX)	8/1/84	(0.39)%	15.12%	16.50%	14.07%	12.88%
Institutional Class (MRRGX)	12/24/14	(0.34)%	15.16%	16.53%	—	13.01%
Class A (MRAGX) w/o sales charge	11/15/13	(0.53)%	14.76%	16.14%	—	12.54%
Class A (MRAGX) with sales charge[1]	11/15/13	(6.25)%	8.16%	14.78%	—	11.72%
Class C (MRCGX)	7/1/15	(0.88)%	13.94%	15.31%	—	12.30%
Investor Class (MRIGX)	11/15/13	(0.41)%	15.01%	16.45%	—	12.88%
Russell 2500® Growth Index	8/1/84 [2]	(3.34)%	5.04%	17.65%	15.75%	N/A [3]
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
[3]	Inception date of Legacy Class precedes the inception date of Russell 2500® Growth Index.
See “Disclosures Regarding Fund Performance” on page 30 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of December 31, 2021, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	7	www.meridianfund.com

Meridian Growth Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.21
STERIS Plc	3.4%
Ziff Davis, Inc.	2.7%
Matson, Inc.	2.7%
Rhino (E) Investment Holdings, LLC Acquisition Date: 7/10/20, Cost $10,236,000	2.7%
Skechers U.S.A., Inc. Class A	2.6%
ON Semiconductor Corp.	2.5%
Sensata Technologies Holding Plc	2.4%
TriNet Group, Inc.	2.3%
Sally Beauty Holdings, Inc.	2.3%
Ritchie Bros. Auctioneers, Inc. (Canada)	2.0%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term and securities sold short investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.21
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Industrials, Health Care and Information Technology. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	8	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
U.S. equity markets ended the six-month period higher, overcoming concerns that the emergence of new COVID-19 variants may again shutter economies and that global supply constraints, a tight labor market, and rising inflation could derail the economic recovery. However, economic data indicated otherwise, showing continued resilience and growth. Better-than-expected corporate earnings reports also brightened investors’ outlook.
Late in the period, U.S. Federal Reserve policymakers retired the word transitory from their description of current inflation trends and accelerated the reduction of the Fed’s monthly bond purchases as a means of managing inflation. Central bankers also indicated they may raise interest rates three times in 2022. Against this backdrop, investors shifted away from higher-growth sectors of the market, particularly technology and health care, where the value of future cash flows for companies declines as rates rise.

Fund Performance
The Meridian Contrarian Fund (the “Fund”) Legacy Class Shares returned 4.72% (net) for the six months ended December 31, 2021, outperforming its benchmark, the Russell 2500® Index, which returned 1.04%. The Fund also outperformed its secondary benchmark, the Russell 2500® Value Index, which returned 4.16%.
Our investment process seeks to identify out-of-favor companies that we believe have depressed valuations and visible catalysts for sustainable improvement. Experience has taught us that businesses with the potential for earnings growth and multiple expansion can be a powerful source of outperformance. As such, we employ a fundamental research-driven process that includes screening for companies that have multiple quarters of year-over-year earnings declines, understanding the reason for the declines, then singling out the companies we believe are poised for an earnings rebound via a cohesive turnaround plan, a new management team, or through improvements or changes to the business. The outcome of this process is a concentrated portfolio of 50-75 of our best ideas.
With a process that prioritizes the management of risk over the opportunity for return, we scrutinize the quality of each prospective investment’s business model and its valuation. Our high standards for quality require that a company have a durable competitive advantage, improving return on invested capital and free cash flow, as well as sustainable future earnings growth.
While we manage the Fund from the bottom up based on individual company fundamentals, we augment this by monitoring overall portfolio characteristics as part of our risk-management process. Two of our primary risk measures are beta-adjusted weight and downside capture, both of which we measure on portfolio, sector, and individual company levels. We analyze the beta-adjusted weights of portfolio holdings against the Russell 2500® Index to determine how sensitive each holding is to movement in the broader market and identify where our risk exposure lies within the portfolio. Depending on the degree to which a stock correlates closely with market movement (high beta) or inversely to the market (low beta) we may increase or decrease our weighting to align with the Fund’s risk parameters, as we prioritize risk before reward. Downside capture measures how much a stock goes down relative to an overall market decline, with lower capture representing lower risk.  For both these measures, we focus on absolute levels and changes over time. This is part of our ongoing process of recycling capital, and we are comfortable with the current lower-risk profile.
Areas of relative strength in the Fund included the information technology and industrials sectors, where stock selection drove outperformance. The Fund’s overweight in industrials also contributed. Notably, the Fund's technology investments returned 26% in the quarter vs. a return of less than 4% for the benchmark. Technology traditionally has been a strong area for the Fund's strategy, as these stocks typically respond dramatically to disappointments in the sector. This creates ample opportunity for us to put our repeatable process of identifying out-of-favor companies with unappreciated growth prospects into action. Our focus on quality and earnings growth also helped in the quarter, as unprofitable technology companies underperformed meaningfully.
The three largest contributors to the Fund’s performance were Smart Global Holdings, Inc., ON Semiconductor Corp., and Ambarella, Inc.
•	Smart Global Holdings, Inc. is a diversified technology company with leading market positions in memory, LEDs, high-performance computing (HPC), and the internet of things (IoT). SMART Global Holdings hit a rough patch in 2019-early 2020 when earnings declined due to a combination of volatility in its memory business caused by

Meridian Funds	9	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
weakness in Brazil and inventory corrections; growth investments the company had made in new products ahead of revenue; and order delays in its HPC business. While none of these developments is particularly unusual, it is uncommon for all three to turn negative at the same time. Our thesis was that the company’s new management team could not only smooth out some of the volatility in the business but also drive growth through superior capital allocation and organic investment. With the stock trading at less than 8x earnings at the time of the Fund's investment (Q3 2020), we felt the risk/reward was excellent. During the period, the stock rallied following news of the company’s seventh consecutive earnings beat. Estimates for 2021 were up 100% over 2020 and estimates for 2022 are up 74% since the Fund's original purchase. Despite the strong stock performance, SMART Global Holdings trades at less than 10x price-to-earnings on fiscal 2022 estimates. We believe this is excellent value for a well-managed company with strong secular tailwinds and double-digit earnings growth potential. While we modestly trimmed the Fund's position to manage overall risk in the portfolio, SMART Global Holdings remains a large portfolio position.

•	ON Semiconductor Corp. is a semiconductor manufacturer with a diverse product portfolio and high exposure to the attractive automotive and industrial end markets. ON Semi’s exposure to the auto end market is particularly attractive as advanced driver assistance systems and self-driving features have led to strong demand for the semiconductors that power these technologies. We believe the company is also well-positioned in the industrials end market, where it benefits from low pricing pressure due to the longer lifecycle of industrials products relative to consumer products. ON continued to benefit from a global chip shortage driven by a combination of strong demand across a wide range of industries and supply chain disruptions. Investors bid shares higher as the chipmaker grew revenues +32%, gross margins expanded over 300 bps, and EPS growth increased over 200%. We were pleased with the chip maker’s execution during the period and are optimistic about its longer-term performance goals. Although we trimmed the stock, the Fund continues to hold a meaningful position in the Fund.
•	Ambarella, Inc. designs system-on-a-chip semiconductor solutions specializing in visual processing for the security, industrial and automotive markets. We began building a position in Ambarella in the third quarter of 2017, following a decline in the chipmaker’s earnings caused by sales shortfalls at camera company GoPro, which is one of Ambarella’s larger customers. Our investment thesis was that emerging artificial intelligence (AI), automotive, industrial, and security markets would soon dwarf the declining consumer market. Ambarella’s stock gained during the period, driven by robust demand for AI-enabled computer vision chips in applications such as advanced driver assistance, self-driving vehicles, industrial automation, and security systems. Earnings expectations for 2022 doubled over 2021, with revenue estimates up 29%. Although we trimmed the Fund's position following the stock’s strong performance, it remains a sizeable holding in the Fund, as we believe Ambarella’s strength in the automotive market will drive strong earnings growth for several years and that potential for sales in industrial and robotics markets are underappreciated. The company is also an attractive acquisition target for a larger semiconductor company.
The three largest detractors from the Fund’s performance during the period were Deciphera Pharmaceuticals, Inc., Sabre Corp., and Heron Therapeutics, Inc.
•	Deciphera Pharmaceuticals, Inc. is a clinical-stage biopharmaceutical firm focused on tackling key mechanisms of drug resistance that limit the effectiveness of many cancer therapies. We were drawn to this company for its promising pipeline of developmental drugs. The disappointing commercial launch of Deciphera’s lead drug (Qinlock), a treatment for patients with advanced gastrointestinal stromal tumors (GIST), pressured the stock earlier this year. GIST is a rare type of cancer, leading some investors to question the market opportunity in this space. We were optimistic that phase III clinical trials for expanded applications for Qinlock would lead to approval of the drug as a second-line treatment for GIST. To our disappointment, Deciphera announced in November that Qinlock did not meet its primary endpoint in the clinical trials, sending shares sharply lower. During the period, we sold the Fund's position in the stock.
•	Sabre Corp. provides technology system connections and support to the global travel industry. The company’s software and solutions enable airlines, hoteliers, agencies, and online travel marketplaces to manage airline scheduling and revenue systems internally and to easily connect with other travel industry providers. The Fund's investment in Sabre was motivated by a new management team’s commitment to strategically realign the business. Specifically, management was focused on replacing legacy technology systems managed internally with hybrid cloud-based systems that would reduce costs and speed up the development of new products. The final

Meridian Funds	10	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
stages of the upgrades occurred in late 2020, which set up this travel-sensitive business as a strong recovery play with internal catalysts and strong potential to gain share among the market in which Sabre operates. Most of the stock’s underperformance occurred prior to the Omicron outbreak, as Sabre lost part of a key contract with Expedia. We liquidated the Fund's position in the stock, as our process is focused on businesses that have strong enough competitive advantages to improve their own results. Internally driven cost improvements at Sabre have not been evident in 2021, despite a partial recovery in travel volumes. While Sabre’s new systems have led to several product launches and new partners in 2021, these gains have been offset by losses from long-time partners that have impeded Sabre’s cash flow recovery. Additionally, the travel industry shows continued strains of COVID disruptions in international and business travel, which historically have been Sabre’s most profitable business lines.
•	Heron Therapeutics, Inc. is a biotechnology company. Its product portfolio includes two treatments for cancer patients suffering from nausea as a result of chemotherapy, both of which currently are already on the market. We invested the Fund in Heron due to the large market opportunity for the company’s investigational post-operative pain-management drug Zynrelef. Since the Fund's initial investment, the FDA has approved Zynrelef for pain associated with bunion surgery, open inguinal herniorrhaphy (hernia), and total knee arthroplasty – a narrower label than investors had originally hoped for, which caused the stock to decline in the period. Adding to the market’s disappointment were weak sales of Heron’s anti-nausea drugs. Late in the period, however, the FDA reviewed a new application for the expanded use of Znyrelef and approved the drug for use in adults for soft-tissue or periarticular instillation following foot or ankle surgery, small-to-medium open abdominal surgery and lower extremity total joint arthroplasty surgery. We believe there is an opportunity for Zynrelef’s label and use to be expanded even further and maintained the Fund's position in the stock. Notably, because Zynrelef is a non-opioid drug, it could help to stem opioid abuse.

Outlook
With fairly widespread consensus around high levels of both economic growth and inflation, the market is currently fixated on Fed policy. We believe the vast majority of investors – ourselves included – do not have much of an edge in predicting Fed policy and its subsequent impact. As such, we remain disciplined in our bottom-up approach to stock picking, focusing intensely on underperforming companies with internal business catalysts and durable competitive advantage, while prioritizing risk before return.
With the stock market enjoying three consecutive years of strong returns, it would seem like a tough environment for contrarian investors. However, the strong headline index return hid considerable volatility under the surface. Two ways this volatility has created opportunity are through the different markets dynamics of small-caps vs. mid-caps and the proportion of companies within the Contrarian Fund’s benchmark (Russell 2500® Index) that ended 2021 more than 20% below their 52-week high.
Small-caps underperformed mid-cap stocks by more than 5% in the fourth quarter and by more than 15% since mid-March (Russell Mid Cap Index +6.44% in Q4 and +22.55% in 2021, Russell 2000 Index, a measure of small-cap performance, +1.32% in Q4 and +14.78% in 2021). Following the first quarter outperformance of small-caps, the historically more stable larger- and mid-cap stocks were favored for most of the year as the market moved from economic reopening to concerns around supply chains and inflation. We currently see considerable value in small cap stocks both in our current portfolio and potential new investments.
Notably, 49% of companies in the Russell 2500® Index ended 2021 more than 20% below their 52-week high despite the Index closing down only 5% below its 52-week high (November 8, 2021). This provides ample supply of potential new investments for us to evaluate. For example, our stock screens are showing a lot of “busted” SPACs and IPOs that have underperformed significantly since the excesses of late 2020-early 2021. While many of these companies will not meet our quality standards, there should be some good companies with attractive growth prospects at compelling risk/reward levels that got caught up in the carnage. It does not take many successful new ideas to impact our relatively concentrated portfolio.

Meridian Funds	11	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
Thank you for your continued partnership with ArrowMark.
Jamie England
Portfolio Manager

Meridian Funds	12	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2021
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.21
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MVALX)	2/10/94	4.72%	26.12%	17.43%	15.50%	13.52%
Class A (MFCAX) w/o sales charge	11/15/13	4.57%	25.72%	16.99%	—	12.86%
Class A (MFCAX) with sales charge[1]	11/15/13	(1.45)%	18.49%	15.61%	—	12.04%
Class C (MFCCX)	7/1/15	4.20%	24.83%	16.24%	—	13.30%
Investor Class (MFCIX)	11/15/13	4.70%	26.06%	17.29%	—	13.16%
Russell 2500® Index	2/10/94 [2]	1.04%	18.18%	13.75%	14.15%	10.84%
Russell 2500® Value Index	2/10/94 [2]	4.16%	27.78%	9.88%	12.43%	10.72%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 30 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of December 31, 2021, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	13	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.21
SMART Global Holdings, Inc.	3.8%
CNH Industrial, N.V. (United Kingdom)	3.1%
DigitalBridge Group, Inc.	2.8%
Axis Capital Holdings Ltd.	2.7%
Juniper Networks, Inc.	2.6%
First Horizon Corp.	2.5%
Alexander & Baldwin, Inc.	2.3%
U.S. Bancorp	2.3%
Acadia Healthcare Co., Inc.	2.3%
AMERCO	2.2%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.21
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Information Technology and Industrials sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	14	www.meridianfund.com

Meridian Enhanced Equity Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Persistently high inflation, a change in course at the U.S. Federal Reserve (the “Fed”), and coronavirus variant-powered spikes in COVID-19 cases worldwide buffeted global financial markets during the six-month period ended December 31, 2021. Extended supply chain issues and labor market challenges also weighed on the markets, although consumer confidence ended the year on an uptick after declining through the initial part of the period. Stock returns posted mixed results as the U.S. Treasury yield curve flattened in anticipation of higher short-term interest rates.
Solid consumer and business demand supported upbeat economic growth outlooks and contributed to rising inflation, which was also propelled by continued supply shortfalls and higher prices on oil and other commodities. To counter the pricing pressures, the Fed started tapering its pandemic-era bond-buying program, accelerated its efforts shortly thereafter, and indicated that up to three rate hikes were possible in 2022.
The pandemic resonated through much of the period as the Delta and Omicron variants both emerged, sickening millions, disrupting economic recoveries, and prompting assorted restrictive measures. Each new wave of COVID-19 cases further complicated the employment landscape despite a 52-year low in weekly jobless claims and rising wages as job growth slowed and lagged expectations.
Large cap stocks led the market higher, as measured by the Russell family of U.S. indices, with growth names outperforming value stocks, although a late-period aversion to technology companies reflected expectations for higher interest rates. Alternatively, conditions led to an outperformance of value stocks among midcap and small cap names, although small cap stocks as a group lost ground. Market volatility, as measured by the VIX Index, finished the period modestly higher than where it started, although it jumped considerably when the Omicron variant was discovered in late November.

Fund Performance
The Meridian Enhanced Equity Fund (the “Fund”) Legacy Class Shares advanced 4.33% (net) for the six-month period ended December 31, 2021, underperforming its benchmark, the S&P 500® Index, which gained 11.67%.
Over the long-term, experience tells us that outperformance is born out of capital preservation and avoiding large drawdowns. As a result, we know that the Fund’s returns may fall short of broader index performance at times, especially in periods where risk-on sentiment dominates.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an enduring portfolio that can mitigate capital losses during turbulent bear market environments and, secondarily, offer upside participation during strong bull market environments. To achieve that, we seek out quality businesses maintaining considerable competitive advantages and healthy balance sheets that offer robust cash flow characteristics and muted volatility traits.
At any given time, roughly half of the Fund is invested in higher quality, larger capitalization companies with what we believe to be promising growth prospects. The balance of the portfolio is invested in equities hedged in a risk-managed approach where more opportunistic investments are married with options in an effort to increase the Fund’s margin of safety and reduce downside risks. Underlying this approach is our commitment to deep fundamental research.
Ultimately, this strategic foundation results in a willingness to trade some upside for potential protection on the downside.
Against this backdrop, leading detractors during the period included Altice USA, Inc., Alkami Technology, Inc., and Vroom, Inc.
•	An owner and operator of mission critical broadband architecture in key markets across the U.S., Altice retreated as it contended with a decelerating customer addition rate while it ramped up investments in its network and services. Given the company’s assertion that it possesses best-in-class operating capabilities, the developments

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Portfolio Performance and Composition (Unaudited) (continued)
have been frustrating. Furthermore, Altice’s leverage profile remains stretched following a number of acquisitions, and competitive concerns continue to escalate. Although the stock is languishing near what should be a floor, especially given its potential appeal as a buyout candidate, we are re-evaluating the Fund's investment thesis in the company.
•	As of the date of this report we’re standing by Alkami, which faltered during the period in the wake of an IPO-fueled spike during the second quarter. A developer of cloud-based digital banking and software services for U.S.-based banks and credit unions, Alkami allows its customers to outsource a non-core function, software development, while benefiting from an enterprise grade software suite. The company is capturing share within a sizeable addressable market, provides a mission critical service to its client base, and benefits from highly attractive unit economics. During the period, it acquired MK Decision, a developer of digital account and loan origination services, and brought on a new CEO. We continue to believe in its essential role as a digital enabler for community and regional banks.

•	Vroom also struggled during the second half of 2021 despite encouraging unit growth and topline metrics. The automobile e-commerce ecosystem has been challenged by high demand and low supply dynamics as ongoing semiconductor chip shortages have hindered new vehicle inventories. Uncertainties around Vroom’s underlying economics have weighed on its stock price, although we’re encouraged that management has initiated operational changes to drive consistent and sustained improvements in performance while capitalizing on steadily increasing growth.
Leading individual contributors within the period included Duolingo, Inc., Rivian Automotive, Inc., and Apple, Inc.
•	With more than 500 million downloads of its software worldwide, Duolingo is a leading language learning platform. It offers courses in 40 different languages, and we are attracted to the company’s success at reducing barriers to access and learning, the efficiency and affordability facilitated by its mobile app, and the fun inherent in its gamification of content. A digital native company, Duolingo fits well within the Fund's strategy of finding companies that are successfully using emerging technology to change legacy systems and industries. During the third quarter, the company went public and reported impressive quarterly results, especially in comparison to its strong second quarter of 2020, when we were all learning to live with lockdowns. In the wake of the stock’s sharp rise and implications for valuation, we exited the Fund's position.
•	The Fund participated in the fourth-quarter IPO of Rivian Automotive and it immediately proved advantageous. An emerging leader within the burgeoning electric vehicle (EV) space, Rivian is built upon the combination of visionary leadership and more than a decade of effort in building a leading edge platform infrastructure. The company’s differentiated product targets the large and currently underserved sport utility vehicle and light truck markets; it has a strategic alignment with the likes of Amazon for last mile delivery vehicles, and its highly scalable chassis provides flexibility to launch new vehicle offerings. Ultimately, we view the company as well positioned to be a market share gainer among both incumbent auto manufacturers and “pretenders” within the EV market. Due to ArrowMark’s effort to build a relationship with company leadership over the last two years, the Fund was able to build on this momentum when it went public.

•	Apple, Inc. continues to set a high bar for the consumer electronics industry, developing and refining hardware, software, and services that leverage significant brand equity while being deeply embedded in customers’ daily professional and leisure experiences. Although supply chain constraints kept the company from meeting revenue expectations, it still posted gains across its diverse product lines. A notable bright spot was the 26% year-over-year growth in the services division, which includes the App Store and music and video subscriptions. Apple closed 2021 on a strong note amid high holiday sales expectations, especially for its iPhone 13 and AirPods, and reports that it was targeting 2025 to bring an EV to market.
The Fund is regularly managed in a sector-agnostic way, so changes in sector weights during the period largely reflected the performance of underlying holdings.

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Portfolio Performance and Composition (Unaudited) (continued)

Outlook
In the coming months, we anticipate market volatility to make for treacherous conditions at times. With the Fed moving away from the accommodative mindset it adopted amid the pandemic’s onset, the end of quantitative easing and higher interest rates will likely unsettle equity markets, especially among growth stocks. Inflation will likely remain elevated for a while as robust demand appears durable while the global economy resolves lingering supply chain issues. Additionally, as the Delta and Omicron variants demonstrated during this period, we’re not done yet with the pandemic, which has the power to derail growth trajectories, although we don’t anticipate any further wide-scale shutdowns.
When volatility does surface—either broadly or selectively—we will look to capitalize on it by buying high-quality businesses that we believe will compound value over the long-term. We will stick to our playbook, working prudently to manage risk and using deep fundamental company-level research rather than simply turning to broad macroeconomic assessments. This bottom-up approach has resulted in a portfolio of holdings with predictable revenue streams, improving margins, strong competitive advantages, and large addressable markets. Meanwhile, our charge remains to prioritize risk over return, even if that means trading some incremental market upside for downside protection. Through the combination of stock selection and our covered call strategy, we believe our disciplined and conservative approach to deploying capital is ideal for a market that still appears to have gotten ahead of economic realities.
Thank you for your continued partnership with ArrowMark.
Clay Freeman
Portfolio Manager

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Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2021
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.21
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	4.33%	14.92%	21.73%	15.98%	11.01%
Class A (MRAEX) w/o sales charge	11/15/13	4.18%	14.61%	21.31%	—	14.86%
Class A (MRAEX) with sales charge[1]	11/15/13	(1.83)%	8.01%	19.88%	—	14.02%
Class C (MRCEX)	7/1/15	3.86%	14.05%	20.79%	—	16.41%
Investor Class (MRIEX)	11/15/13	4.35%	15.11%	21.63%	—	15.15%
S&P 500® Index	1/31/05 [2]	11.67%	28.71%	18.47%	16.55%	10.82%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 30 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of December 31, 2021, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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Meridian Enhanced Equity Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.21
ON Semiconductor Corp.	7.1%
Wells Fargo & Co.	6.3%
Lamb Weston Holdings, Inc.	6.0%
Coty, Inc. Class A	5.2%
Spectrum Brands Holdings, Inc.	5.1%
Sally Beauty Holdings, Inc.	5.1%
Skechers U.S.A., Inc. Class A	4.9%
Live Nation Entertainment, Inc.	4.7%
UiPath, Inc. Class A	4.1%
Dole Plc	4.0%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments and options written are reported as a percentage of net assets.

Sector Allocation as of 12.31.21
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
U.S. equity markets ended the six-month period higher, overcoming concerns that the emergence of new COVID-19 variants may again shutter economies and that global supply constraints, a tight labor market, and rising inflation could derail the economic recovery. However, economic data indicated otherwise, showing continued resilience and growth. Better-than-expected corporate earnings reports also brightened investors’ outlook.
Late in the period, U.S. Federal Reserve policymakers retired the word transitory from their description of current inflation trends and accelerated the reduction of the Fed’s monthly bond purchases as a means of managing inflation. Central bankers also indicated they may raise interest rates three times in 2022. While the information technology sector proved surprisingly resilient against this backdrop, healthcare stocks retreated as investors struggles to justify high valuations, COVID-19 related disruptions, and a near record level of new issuance in the biotechnology industry.
Although growth stocks outperformed value stocks within the large-cap universe, the reverse was true in the small-cap universe, according to the Russell Family of U.S. Indices.

Fund Performance
The Meridian Small Cap Growth Fund (the “Fund”) Legacy Class Shares returned (6.64)% (net) during the six months ended December 31, 2021, underperforming its benchmark, the Russell 2000® Growth Index, which returned (5.64)%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an enduring fund that can mitigate capital losses during turbulent bear market environments and, secondarily, participate on the upside during strong market environments. Our philosophy proved effective during the period, as the Fund outperformed on each of the nine days in which the Index declined 2% or more.
Market dynamics that worked in the Fund's favor during the period included the underperformance of companies without earnings and with low returns on equity. However, smaller market capitalization and lower momentum stocks underperformed which challenged the Fund's strategy. At the sector level, the Fund's industrials and healthcare holdings aided relative returns. Conversely, the Fund's information technology stocks detracted from returns.
The three largest contributors to the Fund's performance during the period were Echo Global Logistics, Inc., Mimecast Ltd., and Matson, Inc.
•	Echo Global Logistics, Inc. is an asset-light transportation company providing technology-enabled transportation and supply chain management solutions. We believe Echo’s proprietary technology platforms for truckload quoting and transit times fulfill a growing need within the commercial trucking industry. By helping link supply and demand between smaller shippers and carriers, Echo’s solutions enable both parties to increase productivity and efficiency. As a result, smaller carriers can reduce the number of empty miles and improve profitability while shippers can gain access to a significant amount of trucking capacity among smaller carriers. The company’s stock soared during the period after The Jordan Company, a private equity firm, offered to buy Echo at more than a 50% premium to its stock price. The acquisition was completed in November, and we were pleased to see our investment thesis validated.
•	Mimecast Ltd. is a cybersecurity company focused primarily on email security. The company’s customers consist predominantly of mid-sized businesses, but in recent years Mimecast has been successfully expanding into the large enterprise market. Despite continued investments in products and the sales force, we believe management has done an exceptional job balancing growth with profitability. As one of the largest providers of email security, Mimecast has been able to build a database of potential threats that is more robust than that of many competitors. As a result, the company is able to capture and quarantine a higher number of harmful emails while avoiding capturing and quarantining emails that are benevolent. Demand for cybersecurity solutions such as those provided by Mimecast continues to rise, as 90%+ of advanced threats are propagated via email. During the quarter, the stock rallied after Mimecast announced that private equity firm Permira had made an offer to purchase the company. The deal is expected to close in the first half of 2022.
•	Matson, Inc. is a provider of ocean transportation and logistics services. The company transports freight between the continental U.S. and ports in Alaska, Hawaii, and China. One of the things that attracted us to Matson is its

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Portfolio Performance and Composition (Unaudited) (continued)
position as one of the leading shipping companies operating under the Jones Act, a federal statute that allows only American-owned and-built vessels crewed by Americans to transport goods between U.S. ports. In addition, we also like Matson’s expedited China service, which has a large time advantage over traditional steamship lines. The company also has its own terminal operations in west coast ports which provides a further transit advantage due to the current backlog of ships waiting to be unloaded. The stock’s strong performance during the period was driven by pandemic-related disruptions and delays in air freight shipping between China and the U.S., which led to increased demand for ocean transportation and drove shipping container rates higher. These dynamics supported substantial earnings growth for Matson, which, for the third quarter, reported a 300% year-over-year increase in earnings. During the period, we trimmed the Fund's exposure in the stock, but maintain a sizeable position in Matson.
The three largest detractors from the strategy’s performance during the period were 2U, Inc., 8x8, Inc., and Neximmune, Inc.
•	2U, Inc. is an educational technology firm that partners with leading nonprofit colleges and universities to offer online degree programs. 2U has many of the qualities that we believe define a good business including long-term contracts and recurring revenue; attractive unit economics that should deliver strong EBITDA margins at scale; and strong brand recognition with marquee university partners to drive continued growth. However, the stock drifted lower as investors became concerned about the rising cost of lead generation – money 2U is spending to attract new students – and digested news of 2U’s acquisition of edX, an online course provider created by Harvard and MIT. We believe 2U is skillfully navigating these challenges and that its merger with edX will expand 2U’s access to affordable, high-quality online education globally. The company reported third-quarter revenues that were up 16%, and issued strong full-year guidance, adding to our conviction in its long-term growth potential. During the period, we maintained the Fund's position in the company.
•	8x8, Inc. is a cloud communications provider that offers businesses a unified voice, contact center, video, and chat platform. The company hired a new CEO in late ’20 who has since refocused the company on areas of the market where 8x8 has competitive advantages and the potential to earn higher margins. In conjunction with this change in strategy, the company exited low growth and low margin product lines which has led to what we believe is a temporary slowdown in revenue growth. This deceleration in revenue growth has pressured the stock along with 8x8’s proposed $250 million buyout of cloud-based communications firm Fuze which will increase leverage on the balance sheet. Our research suggests 8x8’s financial rationale for buying Fuze is solid, as it should allow 8x8 to generate immediate free cash flow and improved profitability. We feel confident that these headwinds will reverse in 2022 and are comfortable with the Fund's position in the stock. We believe 8x8 has the potential to accelerate growth, improve margins, and that the stock trades at an attractive valuation relative to other cloud communication companies.
•	Neximmune, Inc. is a clinical-stage biotechnology firm. Our excitement for Neximmune is based on its proprietary nanotechnology platform Artificial Immune Modulation (AIM), which employs natural biology to direct specific T-cell mediated immune responses capable of treating a variety of diseases. The stock traded lower during the period following news that data from clinical trials for AIM would not be available in late 2021 as expected. The company expects trial results will now be available sometime in the first half of 2022. Given the delay and increased uncertainty, we reduced the Fund's position in the stock.

Outlook
As we look ahead, we believe the markets will remain focused on the pace of bond purchase tapering and the timeline for interest rate hikes. Commodity and raw material prices have surged causing producers to raise prices to their end customers. With supply chains still snarled and consumer demand still strong, future increases seem more likely than not. Additionally, labor shortages have started to pressure wages higher which will ultimately be passed through to consumers. We believe a possible inflation spiral would introduce even more volatility into the markets and pressure some of the extreme valuations we see in the information technology and healthcare sectors – a development that we would welcome.
Now more than ever, we maintain strong conviction in the companies the Fund owns. Our focus remains on companies that can not only weather the market volatility but also manage through a period of raw material and wage inflation. The market’s correction and subsequent rebound has presented us with opportunities to continue to seek to upgrade the

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Portfolio Performance and Composition (Unaudited) (continued)
quality of the Fund's portfolio while maintaining our strict valuation discipline. Although recent economic events are unprecedented, we remain confident that staying disciplined to our investment process is the best approach to achieve the Fund's long-term investment objectives.
Thank you for your continued partnership with ArrowMark.
Brian Schaub & Chad Meade
Co-Portfolio Managers

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2021
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.21
	Inception	6 Month	1 Year	5 Year	Since Inception
Legacy Class (MSGGX)	12/16/13	(6.64)%	7.85%	15.26%	14.03%
Institutional Class (MSGRX)	12/24/14	(6.65)%	7.85%	15.32%	12.62%
Class A (MSGAX) w/o sales charge	12/16/13	(6.84)%	7.46%	14.89%	13.65%
Class A (MSGAX) with sales charge[1]	12/16/13	(12.20)%	1.26%	13.53%	12.81%
Class C (MSGCX)	7/1/15	(7.14)%	6.75%	14.08%	11.43%
Investor Class (MISGX)	12/16/13	(6.68)%	7.79%	15.17%	13.95%
Russell 2000® Growth Index	12/16/13 [2]	(5.64)%	2.84%	14.53%	11.41%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 30 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of December 31, 2021, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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Meridian Small Cap Growth Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.21
Heritage-Crystal Clean, Inc.	3.3%
Skechers U.S.A., Inc. Class A	2.8%
Matson, Inc.	2.8%
Sally Beauty Holdings, Inc.	2.7%
TriNet Group, Inc.	2.4%
Mimecast Ltd.	2.3%
Momentive Global, Inc.	2.2%
Ritchie Bros. Auctioneers, Inc. (Canada)	2.1%
Frontdoor, Inc.	2.1%
Tennant Co.	1.7%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.21
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Industrials and Health Care sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

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Meridian Fund, Inc.
Expense Disclosure
December 31, 2021 (Unaudited)

Disclosures Regarding Fund Expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and (2) ongoing costs, including management fees; service and distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2021 through December 31, 2021.
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number reported under “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Meridian Growth Fund
Fund Expenses
December 31, 2021 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.84%	$1,000.00	$996.10	$4.23
Institutional Class (MRRGX)	0.82%	$1,000.00	$996.60	$4.13
Class A (MRAGX)	1.16%	$1,000.00	$994.70	$5.83
Class C (MRCGX)	1.86%	$1,000.00	$991.20	$9.34
Investor Class (MRIGX)	0.91%	$1,000.00	$995.90	$4.58

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.84%	$1,000.00	$1,020.97	$4.28
Institutional Class (MRRGX)	0.82%	$1,000.00	$1,021.07	$4.18
Class A (MRAGX)	1.16%	$1,000.00	$1,019.36	$5.90
Class C (MRCGX)	1.86%	$1,000.00	$1,015.83	$9.45
Investor Class (MRIGX)	0.91%	$1,000.00	$1,020.62	$4.63
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 25 for further information on how the above examples were calculated.

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Meridian Contrarian Fund
Fund Expenses
December 31, 2021 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.11%	$1,000.00	$1,047.20	$ 5.73
Class A (MFCAX)	1.46%	$1,000.00	$1,045.70	$ 7.53
Class C (MFCCX)	2.15%	$1,000.00	$1,042.00	$11.07
Investor Class (MFCIX)	1.17%	$1,000.00	$1,047.00	$ 6.04

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.11%	$1,000.00	$1,019.61	$ 5.65
Class A (MFCAX)	1.46%	$1,000.00	$1,017.85	$ 7.43
Class C (MFCCX)	2.15%	$1,000.00	$1,014.37	$10.92
Investor Class (MFCIX)	1.17%	$1,000.00	$1,019.31	$ 5.96
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 25 for further information on how the above examples were calculated.

Meridian Funds	27	www.meridianfund.com

Meridian Enhanced Equity Fund
Fund Expenses
December 31, 2021 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.19%	$1,000.00	$1,043.30	$ 6.13
Class A (MRAEX)	1.53%	$1,000.00	$1,041.80	$ 7.87
Class C (MRCEX)	2.00%	$1,000.00	$1,038.60	$10.28
Investor Class (MRIEX)	1.18%	$1,000.00	$1,043.50	$ 6.08

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.19%	$1,000.00	$1,019.21	$ 6.06
Class A (MRAEX)	1.53%	$1,000.00	$1,017.49	$ 7.78
Class C (MRCEX)	2.00%	$1,000.00	$1,015.12	$10.16
Investor Class (MRIEX)	1.18%	$1,000.00	$1,019.26	$ 6.01
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 25 for further information on how the above examples were calculated.

Meridian Funds	28	www.meridianfund.com

Meridian Small Cap Growth Fund
Fund Expenses
December 31, 2021 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.13%	$1,000.00	$933.60	$ 5.51
Institutional Class (MSGRX)	1.09%	$1,000.00	$933.50	$ 5.31
Class A (MSGAX)	1.48%	$1,000.00	$931.60	$ 7.21
Class C (MSGCX)	2.16%	$1,000.00	$928.60	$10.50
Investor Class (MISGX)	1.20%	$1,000.00	$933.20	$ 5.85

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.13%	$1,000.00	$1,019.51	$ 5.75
Institutional Class (MSGRX)	1.09%	$1,000.00	$1,019.71	$ 5.55
Class A (MSGAX)	1.48%	$1,000.00	$1,017.74	$ 7.53
Class C (MSGCX)	2.16%	$1,000.00	$1,014.32	$10.97
Investor Class (MISGX)	1.20%	$1,000.00	$1,019.16	$ 6.11
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 25 for further information on how the above examples were calculated.

Meridian Funds	29	www.meridianfund.com

Meridian Fund, Inc.
Performance Disclosure
December 31, 2021 (Unaudited)

Disclosures Regarding Fund Performance
Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.meridianfund.com.
Performance prior to September 5, 2013 reflects each Fund’s performance under the management of Aster Investment Management Co.
Legacy class shares are no longer offered to the public effective March 1, 2014, except under certain limited circumstances.
Investor Class, Class A, and Class C Shares of the Meridian Growth Fund are closed to new investors effective June 15, 2017. Existing investors may continue to purchase shares.
Investor Class, Class A, and Class C Shares of the Meridian Small Cap Growth Fund are closed to new investors effective June 29, 2018. Existing investors may continue to purchase shares.
Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. Please read the prospectus carefully before you invest. To obtain a prospectus, please contact your investment representative or the Funds' transfer agent at 800.446.6662 or access our website at www.meridianfund.com.

Meridian Funds	30	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments
December 31, 2021 (Unaudited)
	Shares	Value
Common Stocks - 92.8%
Communication Services - 4.2%
Interactive Media & Services - 4.2%
Cargurus, Inc.[1]	469,272	$ 15,786,310
Ziff Davis, Inc.[1,2]	517,951	57,420,048
ZipRecruiter, Inc. Class A1,2	600,213	14,969,312
Total Communication Services		88,175,670
Consumer Discretionary - 17.0%
Auto Components - 0.5%
Fox Factory Holding Corp.[1]	61,739	10,501,804
Diversified Consumer Services - 4.8%
2U, Inc.[1,2]	1,394,070	27,978,985
Frontdoor, Inc.[1]	1,176,088	43,103,625
Grand Canyon Education, Inc.[1]	346,357	29,686,258
		100,768,868
Hotels, Restaurants & Leisure - 0.6%
Sportradar Holding AG Class A (Switzerland)[1,2]	727,689	12,785,496
Internet & Direct Marketing Retail - 1.6%
Farfetch Ltd. (United Kingdom)[1]	298,057	9,964,046
Shutterstock, Inc.	87,145	9,662,638
Xometry, Inc. Class A1,2	274,226	14,054,082
		33,680,766
Leisure Products - 0.4%
Polaris, Inc.[2]	70,477	7,746,127
Specialty Retail - 2.7%
Sally Beauty Holdings, Inc.[1]	2,580,020	47,627,169
Vroom, Inc.[1,2]	902,353	9,736,389
		57,363,558
Textiles, Apparel & Luxury Goods - 6.4%
Canada Goose Holdings, Inc. (Canada)[1]	432,709	16,036,196
Carter's, Inc.	103,430	10,469,185
Hanesbrands, Inc.[2]	2,331,228	38,978,132
Skechers U.S.A., Inc. Class A1	1,268,093	55,035,236
Under Armour, Inc. Class C1	781,009	14,089,402
		134,608,151
Total Consumer Discretionary		357,454,770
Financials - 2.6%
Banks - 0.6%
Bank OZK[2]	265,133	12,336,638
Capital Markets - 2.0%
LPL Financial Holdings, Inc.	154,483	24,731,184
WisdomTree Investments, Inc.[2]	2,989,317	18,294,620
		43,025,804
Total Financials		55,362,442
	Shares	Value
Health Care - 23.2%
Biotechnology - 5.2%
Adagio Therapeutics, Inc. Acquisition Date: 4/16/21, Cost $5,699,950[1,3]	364,980	$ 2,252,292
Agios Pharmaceuticals, Inc.[1,2]	313,180	10,294,227
C4 Therapeutics, Inc.[1]	301,582	9,710,940
CareDx, Inc.[1]	334,553	15,215,470
Exact Sciences Corp.[1]	72,098	5,611,387
Heron Therapeutics, Inc.[1,2]	964,892	8,809,464
Kodiak Sciences, Inc.[1]	136,714	11,590,613
Precision BioSciences, Inc.[1]	305,314	2,259,324
Relay Therapeutics, Inc.[1,2]	350,097	10,751,479
SpringWorks Therapeutics, Inc.[1]	113,945	7,062,311
Veracyte, Inc.[1]	466,650	19,225,980
Viking Therapeutics, Inc.[1,2]	1,248,659	5,743,831
		108,527,318
Health Care Equipment & Supplies - 9.5%
ABIOMED, Inc.[1]	29,635	10,644,003
Axogen, Inc.[1]	960,631	9,001,112
Cooper Cos., Inc. (The)	23,635	9,901,647
Hologic, Inc. [1]	330,130	25,274,753
Merit Medical Systems, Inc.[1]	585,197	36,457,773
Nevro Corp. [1]	142,801	11,576,877
Quidel Corp.[1]	171,412	23,138,906
STERIS Plc[4]	288,997	70,344,760
Talis Biomedical Corp.[1,2]	626,462	2,512,113
		198,851,944
Health Care Providers & Services - 4.8%
AMN Healthcare Services, Inc.[1]	193,311	23,647,735
Cano Health, Inc.[1,2]	1,567,136	13,963,182
HealthEquity, Inc.[1]	400,706	17,727,233
Henry Schein, Inc.[1]	248,202	19,243,101
MEDNAX, Inc.[1,2]	485,221	13,202,863
Privia Health Group, Inc.[1,2]	522,717	13,522,689
		101,306,803
Health Care Technology - 0.7%
Omnicell, Inc.[1]	87,299	15,752,232
Life Sciences Tools & Services - 2.5%
Sotera Health Co.[1]	813,640	19,161,222
Syneos Health, Inc.[1]	323,281	33,194,493
		52,355,715
Pharmaceuticals - 0.5%
Arvinas, Inc.[1]	127,746	10,493,056
Total Health Care		487,287,068
Industrials - 25.5%
Aerospace & Defense - 0.4%
Rocket Lab U.S.A., Inc.[1,2]	793,060	9,738,777
The accompanying notes are an integral part of the financial statements.

Meridian Funds	31	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2021 (Unaudited)
	Shares	Value
Air Freight & Logistics - 3.3%
CH Robinson Worldwide, Inc.[2]	379,679	$ 40,864,851
Forward Air Corp.	230,097	27,862,445
		68,727,296
Commercial Services & Supplies - 6.1%
ABM Industries, Inc.	456,231	18,637,036
ACV Auctions, Inc. Class A1,2	1,535,114	28,921,548
Cimpress Plc (Ireland)[1]	183,376	13,131,555
Clean Harbors, Inc.[1]	253,932	25,334,796
Ritchie Bros. Auctioneers, Inc. (Canada)[2]	709,922	43,454,326
		129,479,261
Electrical Equipment - 4.2%
Generac Holdings, Inc.[1]	105,764	37,220,467
Sensata Technologies Holding Plc[1,4]	825,869	50,947,858
		88,168,325
Machinery - 4.0%
John Bean Technologies Corp.	65,320	10,030,539
Middleby Corp. (The)[1,2]	172,557	33,952,316
Tennant Co.	358,506	29,053,326
Woodward, Inc.	98,070	10,734,742
		83,770,923
Marine - 4.1%
Kirby Corp.[1]	480,264	28,537,287
Matson, Inc.	632,160	56,913,365
		85,450,652
Professional Services - 3.0%
Alight, Inc. Class A1	431,258	4,661,899
Sterling Check Corp.[1,2]	506,703	10,392,478
TriNet Group, Inc.[1]	502,457	47,864,054
		62,918,431
Road & Rail - 0.4%
Heartland Express, Inc.	486,413	8,181,467
Total Industrials		536,435,132
Information Technology - 19.8%
Electronic Equipment, Instruments & Components - 2.2%
Belden, Inc.	273,951	18,006,799
Trimble, Inc.[1]	322,205	28,093,054
		46,099,853
IT Services - 1.6%
Euronet Worldwide, Inc.[1]	210,975	25,141,891
SolarWinds Corp.[2]	652,882	9,264,396
		34,406,287
Semiconductors & Semiconductor Equipment - 3.9%
GLOBALFOUNDRIES, Inc.[1,2]	446,320	28,997,410
	Shares	Value
ON Semiconductor Corp.[1]	763,590	$ 51,863,033
		80,860,443
Software - 12.1%
8x8, Inc.[1]	1,600,105	26,817,760
Anaplan, Inc.[1]	269,926	12,376,107
ChannelAdvisor Corp.[1]	333,208	8,223,573
Consensus Cloud Solutions, Inc.[1]	172,649	9,991,198
KnowBe4, Inc. Class A1	496,999	11,401,157
Mandiant, Inc.[1]	626,453	10,987,986
Mimecast Ltd.[1]	264,331	21,032,818
Momentive Global, Inc.[1]	1,178,582	24,927,009
N-able, Inc.[1,2]	1,568,540	17,410,794
New Relic, Inc.[1]	281,006	30,899,420
Smartsheet, Inc. Class A1	202,394	15,675,415
Sumo Logic, Inc.[1,2]	982,385	13,321,141
Tenable Holdings, Inc.[1]	244,262	13,451,508
Zendesk, Inc.[1]	363,053	37,862,797
		254,378,683
Total Information Technology		415,745,266
Materials - 0.5%
Containers & Packaging - 0.5%
Graphic Packaging Holding Co.	537,626	10,483,707
Total Materials		10,483,707
Total Common Stocks - 92.8% (Cost $1,376,972,173)		1,950,944,055
Preferred Stocks - 2.8%
Consumer Discretionary - 0.8%
Internet & Direct Marketing Retail - 0.7%
Evolve Vacation Rental Network, Inc. Series 9 Acquisition Date: 5/29/20, Cost $4,499,999[1,3,5]	776,451	15,459,139
Specialty Retail - 0.1%
Capsule Corp. Series D Acquisition Date: 4/8/21, Cost $2,999,993[1,3,5]	207,016	2,974,820
Total Consumer Discretionary		18,433,959
Health Care - 0.4%
Health Care Equipment & Supplies - 0.4%
Binx Health, Inc. Series E Acquisition Date: 5/26/21, Cost $8,500,136[1,3,5]	31,619	8,500,136
Total Health Care		8,500,136

The accompanying notes are an integral part of the financial statements.

Meridian Funds	32	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2021 (Unaudited)
	Shares	Value
Information Technology - 1.2%
Communications Equipment - 0.5%
Starry, Inc. Series C Acquisition Date: 5/14/18, Cost $4,220,000[1,3,5]	4,577,007	$ 7,918,222
Starry, Inc. Series D Acquisition Date: 3/6/19, Cost $1,835,000[1,3,5]	1,283,217	2,219,966
		10,138,188
Software - 0.7%
Dataminr, Inc. Series F Acquisition Date: 3/22/21, Cost $7,369,692[1,3,5]	167,493	7,562,309
Skyryse, Inc. Series B Acquisition Date: 10/21/21, Cost $7,164,990[1,3,5]	290,316	7,164,990
		14,727,299
Total Information Technology		24,865,487
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Apartment List, Inc. Series D Acquisition Date: 11/2/20 - 12/21/20, Cost $8,399,997[1,3,5]	2,299,479	8,163,150
Total Real Estate		8,163,150
Total Preferred Stocks - 2.8% (Cost $44,989,808)		59,962,732
Private Investment Funds - 2.9%
Quail Investment Holdings, LLC Acquisition Date: 9/1/20, Cost $4,037,882[1,3,6]	4,038	3,873,540
Rhino (E) Investment Holdings, LLC Acquisition Date: 7/10/20, Cost $10,236,000[1,3,7]	645,578	56,898,986
Total Private Investment Funds - 2.9% (Cost $14,273,882)		60,772,526
Shares/ Principal Amount
Short-Term Investments - 4.0%[8]
Money Market Funds - 1.7%
BlackRock Liquidity Funds, FedFund, Institutional Class, 0.03%	6,680,000	6,680,000
	Shares/ Principal Amount	Value
Federated Treasury Obligations Fund, Institutional Class, 0.03%	5,490,000	$ 5,490,000
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.01%	3,418,000	3,418,000
Goldman Sachs Financial Square Government Fund, Institutional Class, 0.03%	4,430,000	4,430,000
Invesco Short Term Investments, Government & Agency Portfolio, Institutional Class, 0.03%	7,110,000	7,110,000
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.03%	6,400,000	6,400,000
Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.03%	3,418,000	3,418,000
Total Money Market Funds (Cost $36,946,000)		36,946,000
Repurchase Agreements - 2.3%
Bank of America Securities, Inc., dated 12/31/21, due 1/3/22, 0.05% total to be received $19,728,276 (collateralized by various U.S. Government Sponsored Agency, 1.00% - 5.00%, 9/1/28 - 1/1/61, totaling $20,122,758)	$ 19,728,194	19,728,194

The accompanying notes are an integral part of the financial statements.

Meridian Funds	33	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2021 (Unaudited)
	Shares/ Principal Amount	Value
Citigroup Global Markets, Inc., dated 12/31/21, due 1/3/22, 0.06% total to be received $8,358,893 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 3.50%, 2/15/22 - 12/20/51, totaling $8,526,028)	$ 8,358,851	$ 8,358,851
RBC Dominion Securities, Inc., dated 12/31/21, due 1/3/22, 0.05% total to be received $19,728,276 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 5/15/22 - 12/1/51, totaling $20,122,758)	19,728,194	19,728,194
Total Repurchase Agreements (Cost $47,815,239)		47,815,239
Total Short-Term Investments - 4.0% (Cost $84,761,239)		84,761,239
Total Investments - 102.5% (Cost $1,520,997,102)		2,156,440,552
Liabilities in Excess of Other Assets - (2.5)%		(53,477,132)
Net Assets - 100.0%		$2,102,963,420
	Shares	Value
Securities Sold Short - (0.9)%
Consumer Discretionary - (0.9)%
Automobiles - (0.9)%
Rivian Automotive, Inc. Class A1	(180,000)	$ (18,664,200)
Total Consumer Discretionary		(18,664,200)
Total Securities Sold Short - (0.9%) (Proceeds $(23,794,994))		$ (18,664,200)

The accompanying notes are an integral part of the financial statements.

Meridian Funds	34	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2021 (Unaudited)
Plc—Public Limited Company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at December 31, 2021. Total value of such securities at period-end amounts to $133,259,464 and represents 6.34% of net assets.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $122,987,550 and represents 5.85% of net assets.
[4]	Securities, or a portion thereof, were pledged as collateral for securities sold short by the fund.
[5]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[6]	Quail Investment Holdings, LLC is a limited liability company that was organized to invest solely in Qumulo, Inc Series E Preferred Stock. The value of Qumulo, Inc. is substantially the same as Quail Investment Holdings, LLC.
[7]	Rhino (E) Investment Holdings, LLC is a limited liability company that was organized to invest solely in Rivian Automotive, Inc. Series E Preferred Stock. The value of Rivian Automotive, Inc. is substantially the same as Rhino (E) Investment Holdings, LLC.
[8]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	35	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments
December 31, 2021 (Unaudited)
	Shares	Value
Common Stocks - 92.3%
Communication Services - 1.3%
Interactive Media & Services - 1.3%
Cars.com, Inc.[1]	610,000	$ 9,814,900
Total Communication Services		9,814,900
Consumer Discretionary - 8.4%
Auto Components - 1.5%
Aptiv Plc[1]	66,000	10,886,700
Diversified Consumer Services - 1.8%
Frontdoor, Inc.[1]	358,397	13,135,250
Hotels, Restaurants & Leisure - 0.2%
PlayAGS, Inc.[1]	285,000	1,935,150
Household Durables - 1.7%
Newell Brands, Inc.	593,000	12,951,120
Specialty Retail - 3.2%
Monro, Inc.	224,000	13,052,480
Sally Beauty Holdings, Inc.[1]	585,000	10,799,100
		23,851,580
Total Consumer Discretionary		62,759,800
Consumer Staples - 2.2%
Beverages - 2.2%
Molson Coors Beverage Co. Class B	164,000	7,601,400
Vintage Wine Estates, Inc.[1,2]	740,000	8,746,800
Total Consumer Staples		16,348,200
Energy - 3.6%
Oil, Gas & Consumable Fuels - 3.6%
APA Corp.	278,000	7,475,420
California Resources Corp.	130,000	5,552,300
Cameco Corp. (Canada)	342,000	7,459,020
Coterra Energy, Inc.	338,635	6,434,065
Total Energy		26,920,805
Financials - 11.5%
Banks - 6.9%
Comerica, Inc.	178,000	15,486,000
First Horizon Corp.	1,126,000	18,387,580
U.S. Bancorp	309,000	17,356,530
		51,230,110
Insurance - 4.6%
American International Group, Inc.	247,000	14,044,420
Axis Capital Holdings Ltd.	366,000	19,936,020
		33,980,440
Total Financials		85,210,550
	Shares	Value
Health Care - 8.0%
Biotechnology - 2.7%
Albireo Pharma, Inc.[1]	120,750	$ 2,812,267
Heron Therapeutics, Inc.[1,2]	703,000	6,418,390
Legend Biotech Corp. ADR[1,2]	87,821	4,093,337
ORIC Pharmaceuticals, Inc.[1]	390,000	5,733,000
Precision BioSciences, Inc.[1]	139,000	1,028,600
		20,085,594
Health Care Equipment & Supplies - 0.9%
Merit Medical Systems, Inc.[1]	108,810	6,778,863
Health Care Providers & Services - 2.3%
Acadia Healthcare Co., Inc.[1]	280,000	16,996,000
Health Care Technology - 2.0%
Change Healthcare, Inc.[1]	695,000	14,859,100
Pharmaceuticals - 0.1%
Osmotica Pharmaceuticals Plc[1]	1,000,000	1,080,000
Total Health Care		59,799,557
Industrials - 21.2%
Aerospace & Defense - 0.5%
Rocket Lab U.S.A., Inc.[1,2]	290,732	3,570,189
Building Products - 1.4%
Advanced Drainage Systems, Inc.	76,611	10,429,055
Commercial Services & Supplies - 3.5%
ACV Auctions, Inc. Class A1	292,833	5,516,974
Driven Brands Holdings, Inc.[1]	438,500	14,742,370
VSE Corp.	90,000	5,484,600
		25,743,944
Construction & Engineering - 2.1%
API Group Corp.[1]	591,000	15,230,070
Electrical Equipment - 0.6%
American Superconductor Corp.[1]	415,000	4,515,200
Machinery - 4.1%
CNH Industrial, N.V. (United Kingdom)[2]	1,194,000	23,199,420
Evoqua Water Technologies Corp.[1]	158,000	7,386,500
		30,585,920
Marine - 1.7%
Matson, Inc.	140,000	12,604,200
Professional Services - 2.3%
Alight, Inc. Class A1	363,363	3,927,954
CACI International, Inc. Class A1	50,000	13,460,500
		17,388,454
Road & Rail - 2.2%
AMERCO	23,000	16,703,290
The accompanying notes are an integral part of the financial statements.

Meridian Funds	36	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2021 (Unaudited)
	Shares	Value
Trading Companies & Distributors - 2.8%
Custom Truck One Source, Inc.[1,2]	975,000	$ 7,800,000
Univar Solutions, Inc.[1]	462,000	13,097,700
		20,897,700
Total Industrials		157,668,022
Information Technology - 22.9%
Communications Equipment - 2.6%
Juniper Networks, Inc.	545,000	19,461,950
Electronic Equipment, Instruments & Components - 1.4%
Trimble, Inc.[1]	123,156	10,737,971
Semiconductors & Semiconductor Equipment - 15.8%
Advanced Micro Devices, Inc.[1]	100,000	14,390,000
Allegro MicroSystems, Inc. (Japan)[1]	108,000	3,907,440
Ambarella, Inc.[1]	65,000	13,187,850
GLOBALFOUNDRIES, Inc.[1]	125,000	8,121,250
Micron Technology, Inc.	177,000	16,487,550
NVIDIA Corp.	18,000	5,293,980
ON Semiconductor Corp.[1]	242,000	16,436,640
PDF Solutions, Inc.[1]	123,000	3,910,170
Photronics, Inc.[1]	431,000	8,124,350
SMART Global Holdings, Inc.[1,2]	396,000	28,112,040
		117,971,270
Software - 3.1%
Cerence, Inc.[1,2]	30,250	2,318,360
Clear Secure, Inc. Class A1,2	41,200	1,292,444
Cognyte Software Ltd. (Israel)[1]	242,000	3,792,140
Sumo Logic, Inc.[1]	378,396	5,131,050
Zuora, Inc. Class A1	544,000	10,161,920
		22,695,914
Total Information Technology		170,867,105
Materials - 2.0%
Chemicals - 2.0%
Olin Corp.	255,000	14,667,600
Total Materials		14,667,600
Real Estate - 9.0%
Equity Real Estate Investment Trusts (REITS) - 9.0%
Alexander & Baldwin, Inc.	695,000	17,437,550
DigitalBridge Group, Inc.[1]	2,507,000	20,883,310
NETSTREIT Corp.	540,000	12,366,000
VICI Properties, Inc.[2]	548,000	16,500,280
Total Real Estate		67,187,140
Utilities - 2.2%
Electric Utilities - 1.3%
Avangrid, Inc.[2]	196,000	9,776,480
	Shares	Value
Independent Power & Renewable Electricity Producers - 0.9%
Brookfield Renewable Corp. Class A	168,697	$ 6,213,111
Total Utilities		15,989,591
Total Common Stocks - 92.3% (Cost $436,658,356)		687,233,270
Warrants - 0.0%
Information Technology - 0.0%
Software - 0.0%
KLDiscovery, Inc., Strike Price $11.50, Expires 12/19/24[1]	450,000	125,640
Total Information Technology		125,640
Total Warrants - 0.0% (Cost $250,695)		125,640
Preferred Stocks - 0.4%
Information Technology - 0.4%
Software - 0.4%
Casters Holdings, Inc. dba Fyllo Compliance Cloud Series C Acquisition Date: 10/25/21, Cost $3,000,000[1,3,4]	2,821,405	3,000,000
Total Information Technology		3,000,000
Total Preferred Stocks - 0.4% (Cost $3,000,000)		3,000,000
	Shares/ Principal Amount
Short-Term Investments - 2.2%[5]
Money Market Funds - 0.8%
BlackRock Liquidity Funds, FedFund, Institutional Class, 0.03%	1,063,000	1,063,000
Federated Treasury Obligations Fund, Institutional Class, 0.03%	1,063,000	1,063,000
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.01%	483,000	483,000
Goldman Sachs Financial Square Government Fund, Institutional Class, 0.03%	1,063,000	1,063,000

The accompanying notes are an integral part of the financial statements.

Meridian Funds	37	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2021 (Unaudited)
	Shares/ Principal Amount	Value
Invesco Short Term Investments, Government & Agency Portfolio, Institutional Class, 0.03%	1,063,000	$ 1,063,000
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.03%	1,063,000	1,063,000
Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.03%	483,000	483,000
Total Money Market Funds (Cost $6,281,000)		6,281,000
Repurchase Agreements - 1.4%
Bank of America Securities, Inc., dated 12/31/21, due 1/3/22, 0.05% total to be received $3,855,652 (collateralized by various U.S. Government Sponsored Agency, 1.00% - 5.00%, 9/1/28 - 1/1/61, totaling $3,932,749)	$ 3,855,636	3,855,636
Daiwa Capital Markets America, Inc., dated 12/31/21, due 1/3/22, 0.05% total to be received $2,573,288 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 2/10/22 - 1/1/52, totaling $2,624,743)	2,573,277	2,573,277
	Shares/ Principal Amount	Value
RBC Dominion Securities, Inc., dated 12/31/21, due 1/3/22, 0.05% total to be received $3,855,652 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 5/15/22 - 12/1/51, totaling $3,932,749)	$ 3,855,636	$ 3,855,636
Total Repurchase Agreements (Cost $10,284,549)		10,284,549
Total Short-Term Investments - 2.2% (Cost $16,565,549)		16,565,549
Total Investments - 94.9% (Cost $456,474,600)		706,924,459
Cash and Other Assets, Less Liabilities - 5.1%		37,982,484
Net Assets - 100.0%		$744,906,943

The accompanying notes are an integral part of the financial statements.

Meridian Funds	38	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2021 (Unaudited)
ADR—American Depositary Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at December 31, 2021. Total value of such securities at period-end amounts to $39,218,096 and represents 5.26% of net assets.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $3,000,000 and represents 0.40% of net assets.
[4]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	39	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments
December 31, 2021 (Unaudited)
	Shares	Value
Common Stocks - 128.0%
Communication Services - 14.8%
Diversified Telecommunication Services - 1.2%
Liberty Global Plc Class A (United Kingdom)[1,2]	16,800	$ 466,032
Verizon Communications, Inc.	5,657	293,938
		759,970
Entertainment - 7.3%
Live Nation Entertainment, Inc.[1,2]	24,500	2,932,405
Madison Square Garden Entertainment Corp.[2,3]	5,447	383,142
Walt Disney Co. (The)[2]	7,764	1,202,566
		4,518,113
Interactive Media & Services - 0.5%
IAC/InterActiveCorp. [2]	2,105	275,145
Media - 5.8%
Boston Omaha Corp. Class A2	9,070	260,581
Liberty Broadband Corp. Class C2	7,553	1,216,788
Liberty Media Corp.-Liberty SiriusXM Class A2	11,000	559,350
Liberty Media Corp.-Liberty SiriusXM Class C2	799	40,629
ViacomCBS, Inc. Class B1	49,400	1,490,892
		3,568,240
Total Communication Services		9,121,468
Consumer Discretionary - 22.2%
Automobiles - 0.4%
Rivian Automotive, Inc. Class A2,3	2,709	280,896
Internet & Direct Marketing Retail - 1.9%
Amazon.com, Inc.[2]	352	1,173,688
Leisure Products - 0.3%
Clarus Corp.	5,926	164,269
Multiline Retail - 1.1%
Target Corp.	2,885	667,704
Specialty Retail - 8.2%
Advance Auto Parts, Inc.	1,640	393,403
Home Depot, Inc. (The)	1,647	683,522
Lowe's Cos., Inc.	3,000	775,440
Sally Beauty Holdings, Inc.[1,2]	170,000	3,138,200
Vroom, Inc.[2,3]	7,837	84,561
		5,075,126
Textiles, Apparel & Luxury Goods - 10.3%
Hanesbrands, Inc.[1]	129,500	2,165,240
NIKE, Inc. Class B	7,139	1,189,857
Skechers U.S.A., Inc. Class A1,2	69,400	3,011,960
		6,367,057
Total Consumer Discretionary		13,728,740
	Shares	Value
Consumer Staples - 21.1%
Food & Staples Retailing - 0.8%
Costco Wholesale Corp.	868	$ 492,764
Food Products - 10.0%
Dole Plc[1]	184,200	2,453,544
Lamb Weston Holdings, Inc.[1]	58,500	3,707,730
		6,161,274
Household Products - 5.1%
Spectrum Brands Holdings, Inc.[1]	30,900	3,143,148
Personal Products - 5.2%
Coty, Inc. Class A1,2	308,000	3,234,000
Total Consumer Staples		13,031,186
Financials - 11.2%
Banks - 8.0%
Bank of America Corp.[1]	1,500	66,735
U.S. Bancorp	17,777	998,534
Wells Fargo & Co.[1]	80,900	3,881,582
		4,946,851
Capital Markets - 3.2%
Intercontinental Exchange, Inc.	9,694	1,325,848
Tishman Speyer Innovation Corp. II Class A2	30,000	292,500
Yellowstone Acquisition Co. Class A2	34,800	353,916
		1,972,264
Total Financials		6,919,115
Health Care - 0.2%
Biotechnology - 0.2%
Heron Therapeutics, Inc.[2]	16,635	151,878
Total Health Care		151,878
Industrials - 12.1%
Aerospace & Defense - 3.0%
Boeing Co. (The)[1,2]	7,800	1,570,296
Rocket Lab U.S.A., Inc.[2,3]	21,593	265,162
		1,835,458
Commercial Services & Supplies - 0.5%
ACV Auctions, Inc. Class A2	15,432	290,739
Construction & Engineering - 3.2%
WillScot Mobile Mini Holdings Corp.[1,2]	47,900	1,956,236
Industrial Conglomerates - 2.2%
General Electric Co.[1]	14,775	1,395,794
Professional Services - 3.2%
Alight, Inc. Class A2,3	33,940	366,891
CACI International, Inc. Class A2	1,300	349,973
Dun & Bradstreet Holdings, Inc.[2]	17,063	349,621
The accompanying notes are an integral part of the financial statements.

Meridian Funds	40	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
December 31, 2021 (Unaudited)
	Shares	Value
IHS Markit Ltd. (United Kingdom)	5,739	$ 762,828
Legalzoom.com, Inc.[2,3]	9,308	149,580
		1,978,893
Total Industrials		7,457,120
Information Technology - 37.4%
IT Services - 2.7%
PayPal Holdings, Inc.[2]	1,667	314,363
SolarWinds Corp.	10,000	141,900
Visa, Inc. Class A3	5,462	1,183,670
		1,639,933
Semiconductors & Semiconductor Equipment - 16.3%
Allegro MicroSystems, Inc. (Japan)[2]	11,599	419,652
Ambarella, Inc.[1,2]	9,400	1,907,166
GLOBALFOUNDRIES, Inc.[2]	10,106	656,587
NVIDIA Corp.	2,064	607,043
ON Semiconductor Corp.[1,2]	64,400	4,374,048
QUALCOMM, Inc.[1]	11,700	2,139,579
		10,104,075
Software - 16.0%
Alkami Technology, Inc.[2]	17,923	359,535
Consensus Cloud Solutions, Inc.[2]	33	1,910
KnowBe4, Inc. Class A1,2	82,800	1,899,432
Latch, Inc. Acquisition Date: 6/1/21, Cost $325,000[2,4]	32,500	246,025
Microsoft Corp.	4,685	1,575,659
N-able, Inc.[2,3]	33,634	373,337
salesforce.com, Inc.[2]	2,184	555,020
Splunk, Inc.[1,2]	11,800	1,365,496
UiPath, Inc. Class A1,2	58,200	2,510,166
Zuora, Inc. Class A1,2	53,600	1,001,248
		9,887,828
Technology Hardware, Storage & Peripherals - 2.4%
Apple, Inc.	8,469	1,503,840
Total Information Technology		23,135,676
Materials - 4.2%
Chemicals - 4.1%
Huntsman Corp.[1]	25,600	892,928
Valvoline, Inc.[1]	43,700	1,629,573
		2,522,501
Containers & Packaging - 0.1%
Ball Corp.[1]	700	67,389
Total Materials		2,589,890
Real Estate - 2.8%
Equity Real Estate Investment Trusts (REITS) - 2.8%
American Tower Corp.	2,378	695,565
	Shares	Value
Equinix, Inc.	1,196	$ 1,011,625
Total Real Estate		1,707,190
Utilities - 2.0%
Independent Power & Renewable Electricity Producers - 2.0%
Vistra Corp.[1]	54,399	1,238,665
Total Utilities		1,238,665
Total Common Stocks - 128.0% (Cost $64,784,576)		79,080,928
Warrants - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
Executive Network Partnering Corp. Class A, Strike Price $11.50, Expires 9/25/28[2]	4,325	2,937
Tishman Speyer Innovation Corp. II Class A, Strike Price $11.50, Expires 12/31/27[2]	6,000	4,627
Yellowstone Acquisition Co. Class A, Strike Price $11.50, Expires 10/21/25[2]	17,400	14,271
Total Financials		21,835
Total Warrants - 0.0% (Cost $22,739)		21,835
Shares/ Principal Amount
Short-Term Investments - 0.6%[5]
Repurchase Agreements - 0.6%
Daiwa Capital Markets America, Inc., dated 12/31/21, due 1/3/22, 0.05% total to be received $149,562 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 2/10/22 - 1/1/52, totaling $152,552)	$ 149,561	149,561

The accompanying notes are an integral part of the financial statements.

Meridian Funds	41	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
December 31, 2021 (Unaudited)
	Shares/ Principal Amount	Value
RBC Dominion Securities, Inc., dated 12/31/21, due 1/3/22, 0.05% total to be received $250,001 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 5/15/22 - 12/1/51, totaling $255,000)	$ 250,000	$ 250,000
Total Repurchase Agreements (Cost $399,561)		399,561
Total Short-Term Investments - 0.6% (Cost $399,561)		399,561
Total Investments - 128.6% (Cost $65,206,876)		79,502,324
Liabilities in Excess of Other Assets - (28.6)%		(17,695,700)
Net Assets - 100.0%		$61,806,624
Value
Call Options Written - (31.3)%
Total Call Options Written - (31.3)% (Premium received $(14,937,550))	$(19,334,963)

Plc—Public Limited Company
[1]	Securities, or a portion thereof, were pledged as collateral for written options by the fund.
[2]	Non-income producing securities.
[3]	All or portion of this security is on loan at December 31, 2021. Total value of such securities at period-end amounts to $2,414,617 and represents 3.91% of net assets.
[4]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $246,025 and represents 0.40% of net assets.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	42	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
December 31, 2021 (Unaudited)
Exchange-Traded Options Written
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Received	Value
Call
Ball Corp.	70.00	1/21/22	7	$ 67,389	$ (12,152)	$ (18,900)
Bank of America Corp.	25.00	1/21/22	15	66,735	(8,613)	(29,100)
General Electric Co.	10.00	1/21/22	750	7,085,250	(207,156)	(142,500)
Hanesbrands, Inc.	15.00	1/21/22	635	1,061,720	(297,100)	(104,775)
Huntsman Corp.	25.00	1/21/22	26	90,688	(16,056)	(27,820)
Liberty Global Plc Class A (United Kingdom)	22.50	1/21/22	167	463,258	(73,003)	(111,890)
Live Nation Entertainment, Inc.	57.50	1/21/22	245	2,932,405	(521,646)	(1,528,800)
Skechers U.S.A., Inc. Class A	28.00	1/21/22	694	3,011,960	(737,160)	(1,138,160)
Valvoline, Inc.	30.00	1/21/22	105	391,545	(51,622)	(78,750)
Vistra Corp.	13.00	1/21/22	7	15,939	(2,514)	(6,930)
Zuora, Inc. Class A	5.00	1/21/22	536	1,001,248	(481,969)	(782,560)
Spectrum Brands Holdings, Inc.	85.00	4/14/22	114	1,159,608	(156,604)	(208,620)
Valvoline, Inc.	30.00	4/14/22	332	1,238,028	(189,647)	(288,840)
Boeing Co. (The)	200.00	6/17/22	78	1,570,296	(352,660)	(162,786)
Spectrum Brands Holdings, Inc.	85.00	7/15/22	195	1,983,540	(336,431)	(388,050)
WillScot Mobile Mini Holdings Corp.	30.00	7/15/22	382	1,560,088	(223,285)	(496,600)
Dole Plc	12.50	12/16/22	411	547,452	(114,418)	(98,640)
Dole Plc	10.00	12/16/22	1,431	1,906,092	(588,605)	(586,710)
KnowBe4, Inc. Class A	17.50	12/16/22	828	1,899,432	(684,693)	(654,120)
Ambarella, Inc.	130.00	1/20/23	94	1,907,166	(682,814)	(864,800)
Coty, Inc. Class A	7.00	1/20/23	3,080	3,234,000	(1,383,614)	(1,296,680)
General Electric Co.	7.00	1/20/23	417	3,939,399	(222,082)	(206,415)
Hanesbrands, Inc.	13.00	1/20/23	660	1,103,520	(310,038)	(330,000)
Huntsman Corp.	27.00	1/20/23	230	802,240	(170,965)	(218,500)
ON Semiconductor Corp.	32.00	1/20/23	644	4,374,048	(937,437)	(2,498,720)
QUALCOMM, Inc.	160.00	1/20/23	117	2,139,579	(500,609)	(443,079)
ViacomCBS, Inc. Class B	37.00	1/20/23	494	1,490,892	(848,468)	(129,922)
Wells Fargo & Co.	42.50	1/20/23	246	1,180,308	(223,606)	(217,710)
Wells Fargo & Co.	27.50	1/20/23	563	2,701,274	(478,993)	(1,177,796)
Lamb Weston Holdings, Inc.	45.00	1/19/24	585	3,707,730	(994,441)	(1,398,150)
Sally Beauty Holdings, Inc.	12.50	1/19/24	1,700	3,138,200	(1,342,714)	(1,785,000)
Splunk, Inc.	90.00	1/19/24	118	1,365,496	(440,686)	(516,840)
UiPath, Inc. Class A	25.00	1/19/24	582	2,510,166	(1,345,749)	(1,396,800)
				Total	$(14,937,550)	$(19,334,963)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	43	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments
December 31, 2021 (Unaudited)
	Shares	Value
Common Stocks - 93.7%
Communication Services - 1.6%
Entertainment - 0.6%
Reservoir Media, Inc.[1,2]	840,927	$ 6,651,733
Interactive Media & Services - 1.0%
Actua Corp.[1]	1,232,871	12,329
ZipRecruiter, Inc. Class A1	457,424	11,408,154
		11,420,483
Total Communication Services		18,072,216
Consumer Discretionary - 16.9%
Auto Components - 1.2%
Cooper-Standard Holdings, Inc.[1]	324,008	7,261,019
Stoneridge, Inc.[1]	363,844	7,182,281
		14,443,300
Diversified Consumer Services - 5.0%
2U, Inc.[1,2]	814,369	16,344,386
Frontdoor, Inc.[1]	667,605	24,467,723
Grand Canyon Education, Inc.[1]	203,079	17,405,901
		58,218,010
Hotels, Restaurants & Leisure - 0.7%
PlayAGS, Inc.[1]	1,148,392	7,797,582
Internet & Direct Marketing Retail - 1.4%
Shutterstock, Inc.	53,012	5,877,970
Xometry, Inc. Class A1	198,676	10,182,145
		16,060,115
Leisure Products - 1.3%
Clarus Corp.	376,023	10,423,358
Malibu Boats, Inc. Class A1	74,088	5,092,068
		15,515,426
Specialty Retail - 2.7%
Sally Beauty Holdings, Inc.[1]	1,709,824	31,563,351
Textiles, Apparel & Luxury Goods - 4.6%
Carter's, Inc.	70,324	7,118,195
Hanesbrands, Inc.	791,590	13,235,385
Skechers U.S.A., Inc. Class A1	746,115	32,381,391
		52,734,971
Total Consumer Discretionary		196,332,755
Consumer Staples - 1.2%
Food & Staples Retailing - 0.5%
BJ's Wholesale Club Holdings, Inc.[1]	92,048	6,164,455
Tobacco - 0.7%
Turning Point Brands, Inc.[2]	208,194	7,865,569
Total Consumer Staples		14,030,024
	Shares	Value
Energy - 0.1%
Energy Equipment & Services - 0.1%
NCS Multistage Holdings, Inc.[1,2]	45,835	$ 1,329,215
Total Energy		1,329,215
Financials - 2.7%
Capital Markets - 2.7%
Build Acquisition Corp.[1]	248,849	2,451,163
FinServ Acquisition Corp.[1]	816,667	8,052,336
FinServ Acquisition Corp. Founder Shares Acquisition Date: 2/22/21, Cost $0[1,3]	83,333	410,832
FinServ Acquisition Corp. Private Placement Units Acquisition Date: 2/12/21, Cost $208,330[1,3]	20,833	102,707
Tishman Speyer Innovation Corp. II1	380,576	3,748,673
Warrior Technologies Acquisition Co.[1]	746,752	7,534,728
WisdomTree Investments, Inc.	1,484,966	9,087,992
Total Financials		31,388,431
Health Care - 24.5%
Biotechnology - 9.9%
4D Molecular Therapeutics, Inc.[1]	288,745	6,335,065
AbSci Corp. Acquisition Date: 10/19/20 - 3/18/21, Cost $3,839,671[1,3]	523,148	3,646,342
Adagio Therapeutics, Inc. Acquisition Date: 4/16/21, Cost $3,299,983[1,3]	211,305	1,303,963
Albireo Pharma, Inc.[1]	208,174	4,848,372
C4 Therapeutics, Inc.[1]	178,806	5,757,553
CareDx, Inc.[1]	190,990	8,686,225
Centrexion Therapeutics Corp. (Dividend Shares) Acquisition Date: 3/14/19, Cost $0[1,3,4]	17,318	1,732
Erasca, Inc.[1,2]	211,544	3,295,856
Heron Therapeutics, Inc.[1,2]	608,728	5,557,687
Inhibrx, Inc.[1,2]	257,771	11,256,860
Instil Bio, Inc.[1,2]	285,105	4,878,147
Kiniksa Pharmaceuticals Ltd. Class A1	608,152	7,157,949
Kodiak Sciences, Inc.[1]	88,603	7,511,762
NexImmune, Inc. [1,2]	477,189	2,199,841
The accompanying notes are an integral part of the financial statements.

Meridian Funds	44	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2021 (Unaudited)
	Shares	Value
Olema Pharmaceuticals, Inc.[1,2]	160,475	$ 1,502,046
ORIC Pharmaceuticals, Inc.[1]	491,920	7,231,224
PMV Pharmaceuticals, Inc.[1,2]	209,213	4,832,820
Precision BioSciences, Inc.[1]	192,601	1,425,247
Relay Therapeutics, Inc.[1,2]	241,907	7,428,964
SpringWorks Therapeutics, Inc.[1]	84,820	5,257,144
TCR2 Therapeutics, Inc.[1]	92,977	433,273
Veracyte, Inc.[1,2]	240,181	9,895,457
Viking Therapeutics, Inc.[1,2]	848,247	3,901,936
		114,345,465
Health Care Equipment & Supplies - 6.3%
Axogen, Inc.[1]	552,170	5,173,833
Cardiovascular Systems, Inc.[1]	397,044	7,456,486
CryoLife, Inc.[1,2]	230,789	4,696,556
Merit Medical Systems, Inc.[1]	295,551	18,412,827
Nevro Corp. [1]	80,266	6,507,165
Paragon 28, Inc.[1,2]	352,263	6,231,532
Quidel Corp.[1]	96,540	13,031,935
Sight Sciences, Inc.[1,2]	312,419	5,489,202
Sonendo, Inc.[1,2]	403,623	2,324,869
Sonendo, Inc. Acquisition Date: 12/10/19 Cost $4,999,980[1,3]	249,065	1,219,422
Talis Biomedical Corp.[1]	535,053	2,145,563
		72,689,390
Health Care Providers & Services - 4.3%
AMN Healthcare Services, Inc.[1]	115,009	14,069,051
Cano Health, Inc.[1,2]	785,161	6,995,784
Castle Biosciences, Inc.[1]	106,531	4,566,984
HealthEquity, Inc.[1]	227,067	10,045,444
MEDNAX, Inc.[1]	249,610	6,791,888
Privia Health Group, Inc.[1,2]	299,019	7,735,622
		50,204,773
Health Care Technology - 1.3%
Omnicell, Inc.[1]	49,075	8,855,093
Vocera Communications, Inc.[1]	87,360	5,664,422
		14,519,515
Life Sciences Tools & Services - 1.8%
Codex DNA, Inc.[1,2]	335,143	3,619,544
MaxCyte, Inc.[1,2]	504,888	5,144,809
Syneos Health, Inc.[1]	118,789	12,197,255
		20,961,608
Pharmaceuticals - 0.9%
Arvinas, Inc.[1]	78,972	6,486,760
DICE Therapeutics, Inc.[1,2]	170,799	4,322,923
		10,809,683
Total Health Care		283,530,434
	Shares	Value
Industrials - 29.5%
Aerospace & Defense - 1.2%
Byrna Technologies, Inc.[1,2]	444,220	$ 5,930,337
Rocket Lab U.S.A., Inc.[1,2]	638,004	7,834,689
		13,765,026
Air Freight & Logistics - 1.1%
Forward Air Corp.	107,450	13,011,121
Commercial Services & Supplies - 10.7%
ABM Industries, Inc.	267,909	10,944,083
ACV Auctions, Inc. Class A1	862,857	16,256,226
Cimpress Plc (Ireland)[1]	130,010	9,310,016
Clean Harbors, Inc.[1]	148,956	14,861,340
Heritage-Crystal Clean, Inc.[1]	1,190,805	38,129,576
Ritchie Bros. Auctioneers, Inc. (Canada)[2]	402,733	24,651,287
SP Plus Corp.[1]	360,599	10,176,104
		124,328,632
Machinery - 3.5%
Graham Corp.	289,598	3,602,599
John Bean Technologies Corp.[2]	37,401	5,743,298
Middleby Corp. (The)[1]	59,825	11,771,167
Tennant Co.	246,360	19,965,014
		41,082,078
Marine - 4.2%
Kirby Corp.[1]	272,449	16,188,919
Matson, Inc.	355,325	31,989,910
		48,178,829
Professional Services - 7.5%
Alight, Inc. Class A1,2	926,915	10,019,951
First Advantage Corp.[1]	614,686	11,703,621
Forrester Research, Inc.[1]	224,304	13,173,374
Legalzoom.com, Inc.[1,2]	375,648	6,036,663
TriNet Group, Inc.[1]	289,294	27,558,147
TrueBlue, Inc.[1]	683,637	18,916,236
		87,407,992
Road & Rail - 0.6%
Heartland Express, Inc.	390,776	6,572,852
Trading Companies & Distributors - 0.7%
Hudson Technologies, Inc.[1]	1,840,660	8,172,530
Total Industrials		342,519,060
Information Technology - 16.3%
Electronic Equipment & Instruments - 1.0%
CTS Corp.	316,353	11,616,482
IT Services - 0.6%
International Money Express, Inc.[1]	445,152	7,104,626

The accompanying notes are an integral part of the financial statements.

Meridian Funds	45	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2021 (Unaudited)
	Shares	Value
Semiconductors & Semiconductor Equipment - 0.6%
Allegro MicroSystems, Inc. (Japan)[1]	177,904	$ 6,436,567
Software - 14.1%
8x8, Inc.[1]	907,937	15,217,024
Alkami Technology, Inc.[1,2]	390,858	7,840,611
Asure Software, Inc.[1]	754,674	5,909,097
ChannelAdvisor Corp.[1]	167,309	4,129,186
Consensus Cloud Solutions, Inc.[1]	112,065	6,485,202
Datto Holding Corp.[1,2]	342,477	9,024,269
ForgeRock, Inc. Class A1,2	172,764	4,611,071
KnowBe4, Inc. Class A1	290,637	6,667,213
Latch, Inc.[1,2]	689,539	5,219,810
Mimecast Ltd.[1]	341,422	27,166,949
Model N, Inc.[1,2]	202,255	6,073,718
Momentive Global, Inc.[1]	1,196,673	25,309,634
Ping Identity Holding Corp.[1]	344,518	7,882,572
Sumo Logic, Inc.[1]	431,917	5,856,794
Upland Software, Inc.[1]	344,144	6,173,943
Vertex, Inc. Class A1,2	342,410	5,434,047
Weave Communications, Inc.[1,2]	406,786	6,175,011
Zuora, Inc. Class A1	461,682	8,624,220
		163,800,371
Total Information Technology		188,958,046
Materials - 0.6%
Containers & Packaging - 0.6%
Ranpak Holdings Corp.[1]	184,181	6,921,522
Total Materials		6,921,522
Utilities - 0.3%
Water Utilities - 0.3%
Pure Cycle Corp.[1]	236,449	3,452,155
Total Utilities		3,452,155
Total Common Stocks - 93.7% (Cost $826,375,477)		1,086,533,858
Warrants - 0.0%
Information Technology - 0.0%
Software - 0.0%
Latch, Inc. Strike Price $11.50, Expires 12/31/26[1]	249,990	458,732
Total Information Technology		458,732
Total Warrants - 0.0% (Cost $493,585)		458,732
	Shares	Value
Preferred Stocks - 4.7%
Consumer Discretionary - 1.0%
Internet & Direct Marketing Retail - 0.8%
Evolve Vacation Rental Network, Inc. Series 8 Acquisition Date: 6/15/18, Cost $3,999,999[1,3,4]	470,013	$ 9,357,959
Specialty Retail - 0.2%
Capsule Corp. Series D Acquisition Date: 4/8/21, Cost $2,000,000[1,3,4]	138,011	1,983,218
Total Consumer Discretionary		11,341,177
Health Care - 1.6%
Biotechnology - 0.4%
Centrexion Therapeutics Corp. Acquisition Date: 12/18/17, Cost $2,995,007[1,3,4]	1,663,893	715,474
DNA Script Series C Acquisition Date: 10/8/21 Cost $3,431,721[1,3,4]	3,955	3,431,753
		4,147,227
Health Care Equipment & Supplies - 1.2%
Adagio Medical, Inc. Series E Acquisition Date: 11/9/20, Cost $4,000,003[1,3,4]	176,913	4,178,685
Beta Bionics, Inc. Series B Acquisition Date: 10/9/18, Cost $3,999,976[1,3,4]	26,631	3,816,489
Binx Health, Inc. Series E Acquisition Date: 5/26/21, Cost $6,500,041[1,3,4]	24,179	6,500,040
		14,495,214
Total Health Care		18,642,441
Information Technology - 1.6%
Communications Equipment - 0.8%
Starry, Inc. Series C Acquisition Date: 5/14/18, Cost $3,780,000[1,3,4]	4,099,783	7,092,625
Starry, Inc. Series D Acquisition Date: 3/6/19, Cost $1,665,000[1,3,4]	1,164,336	2,014,301
		9,106,926
Software - 0.8%
Dataminr, Inc. Series F Acquisition Date: 3/22/21, Cost $5,655,320[1,3,4]	128,530	5,803,129

The accompanying notes are an integral part of the financial statements.

Meridian Funds	46	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2021 (Unaudited)
	Shares	Value
Skyryse, Inc. Series B Acquisition Date: 10/21/21 Cost $4,184,983[1,3,4]	169,570	$ 4,184,983
		9,988,112
Total Information Technology		19,095,038
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
Apartment List, Inc. Series D Acquisition Date: 12/21/20 - 12/24/20 Cost $5,999,998[1,3,4]	1,642,485	5,830,822
Total Real Estate		5,830,822
Total Preferred Stocks - 4.7% (Cost $48,212,048)		54,909,478
Private Investment Fund - 0.3%
Quail Investment Holdings, LLC Acquisition Date: 9/1/20, Cost $2,917,695[1,3,5]	2,918	2,798,945
Total Private Investment Fund - 0.3% (Cost $2,917,695)		2,798,945
	Shares/ Principal Amount
Short-Term Investments - 5.9%[6]
Money Market Funds - 2.6%
BlackRock Liquidity Funds, FedFund, Institutional Class, 0.03%	5,203,000	5,203,000
Federated Treasury Obligations Fund, Institutional Class, 0.03%	5,203,000	5,203,000
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.01%	2,313,000	2,313,000
Goldman Sachs Financial Square Government Fund, Institutional Class, 0.03%	5,476,000	5,476,000
	Shares/ Principal Amount	Value
Invesco Short Term Investments, Government & Agency Portfolio, Institutional Class, 0.03%	5,000,000	$ 5,000,000
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.03%	5,203,000	5,203,000
Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.03%	2,313,000	2,313,000
Total Money Market Funds (Cost $30,711,000)		30,711,000
Repurchase Agreements - 3.3%
Bank of America Securities, Inc., dated 12/31/21, due 1/3/22, 0.05% total to be received $15,957,507 (collateralized by various U.S. Government Sponsored Agency, 1.00% - 5.00%, 9/1/28 - 1/1/61, totaling $16,276,590)	$ 15,957,441	15,957,441
Nomura Securities International, Inc., dated 12/31/21, due 1/3/22, 0.05% total to be received $5,934,534 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 5.00%, 9/6/24 - 9/20/69, totaling $6,053,199)	5,934,509	5,934,509

The accompanying notes are an integral part of the financial statements.

Meridian Funds	47	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2021 (Unaudited)
	Shares/ Principal Amount	Value
RBC Dominion Securities, Inc., dated 12/31/21, due 1/3/22, 0.05% total to be received $15,957,507 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 5/15/22 - 12/1/51, totaling $16,276,590)	$ 15,957,441	$ 15,957,441
Total Repurchase Agreements (Cost $37,849,391)		37,849,391
Total Short-Term Investments - 5.9% (Cost $68,560,391)		68,560,391
Total Investments - 104.6% (Cost $946,559,196)		1,213,261,404
Liabilities in Excess of Other Assets - (4.6)%		(52,926,387)
Net Assets - 100.0%		$1,160,335,017
Plc—Public Limited Company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at December 31, 2021. Total value of such securities at period-end amounts to
$92,443,488 and represents 7.97% of net assets. Securities loaned with a value of $114,613 are pending settlement as of December 31, 2021.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $64,393,421 and represents 5.55% of net assets.
[4]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[5]	Quail Investment Holdings, LLC is a limited liability company that was organized to invest solely in Qumulo, Inc Series E Preferred Stock. The value of Qumulo, Inc. is substantially the same as Quail Investment Holdings, LLC.
[6]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	48	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities
December 31, 2021 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Assets
Investments, at value[1,2]	$2,108,625,313	$696,639,910	$79,102,763	$1,175,412,013
Repurchase agreements[3]	47,815,239	10,284,549	399,561	37,849,391
Cash	31,583,963	50,219,140	2,075,961	21,909,692
Due from broker	23,959,529	6,943,387	—	—
Receivables and other assets:
Fund shares purchased	560,809	175,241	200	1,533,503
Investments sold	274,867	1,554,423	—	629,112
Dividends	265,967	1,015,780	26,476	65,066
Securities lending interest	25,331	9,817	447	32,358
Prepaid expenses	76,620	48,144	31,329	76,479
Total Assets	2,213,187,638	766,890,391	81,636,737	1,237,507,614

Liabilities
Securities sold short[4]	18,664,200	—	—	—
Collateral held for securities on loan	84,761,239	16,565,549	399,561	68,560,391
Payables and other accrued expenses:
Options written at value[5]	—	—	19,334,963	—
Fund shares sold	1,224,208	53,426	—	6,815,781
Investments purchased	3,871,065	4,612,593	—	334,709
Investment management fees	1,352,153	618,243	45,356	1,002,071
Distribution and service plan fees	3,476	857	502	12,732
Professional fees	78,779	30,547	17,175	62,832
Directors' fees	4,344	1,562	133	2,561
Transfer agent fees	130,664	66,244	6,516	213,310
Other	134,090	34,427	25,907	168,210
Total Liabilities	110,224,218	21,983,448	19,830,113	77,172,597
Net Assets	$2,102,963,420	$744,906,943	$61,806,624	$1,160,335,017

Net Assets Consist of
Paid-in capital	$1,388,532,453	$467,936,593	$49,914,090	$ 841,053,587
Accumulated earnings	714,430,967	276,970,350	11,892,534	319,281,430
Net Assets	$2,102,963,420	$744,906,943	$61,806,624	$1,160,335,017
[1] Investments at cost	$1,473,181,863	$446,190,051	$64,807,315	$908,709,805

[2]	Including securities on loan valued at $133,259,464, $39,218,096, $2,414,617 and $92,443,488 respectively. See Note 4 in Notes to Financial Statements.
[3]	Repurchase agreements at cost are $47,815,239, $10,284,549, $399,561 and $37,849,391, respectively.
[4]	Proceeds received from securities sold short $23,794,994, $—, $— and $—, respectively.
[5]	Written options, premium received of $—, $—, $14,937,550 and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	49	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities (continued)
December 31, 2021 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Net Asset Value
Legacy Class
Net Assets	$1,426,374,274	$732,045,686	$57,658,814	$ 32,395,938
Shares outstanding[6]	29,856,592	15,961,873	3,897,830	1,984,957
Net Asset value per share (offering and redemption price)	$ 47.77	$ 45.86	$ 14.79	$ 16.32
Institutional Class
Net Assets	$ 609,091,212	$ —	$ —	$453,912,150
Shares outstanding[6]	12,749,143	—	—	27,588,440
Net Asset value per share (offering and redemption price)	$ 47.78	$ —	$ —	$ 16.45
Class A
Net Assets	$ 5,886,455	$ 2,604,278	$ 2,155,790	$ 31,368,011
Shares outstanding[6]	129,859	58,704	149,445	2,005,488
Net Asset value per share (offering and redemption price)	$ 45.33	$ 44.36	$ 14.43	$ 15.64
Class C
Net Assets	$ 2,603,933	$ 407,902	$ 40,063	$ 6,960,957
Shares outstanding[6]	59,917	9,565	2,860	473,629
Net Asset value per share (offering and redemption price)	$ 43.46	$ 42.65	$ 14.01	$ 14.70
Investor Class
Net Assets	$ 59,007,546	$ 9,849,077	$ 1,951,957	$635,697,961
Shares outstanding[6]	1,252,736	216,979	132,381	39,265,230
Net Asset value per share (offering and redemption price)	$ 47.10	$ 45.39	$ 14.75[7]	$ 16.19

[6]	500,000,000 shares authorized, $0.01 par value.
[7]	Calculated NAV may not equal actual NAV shown due to rounding of the net assets and shares.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	50	www.meridianfund.com

Meridian Fund, Inc.
Statements of Operations
For the Six Months Ended December 31, 2021 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Investment Income
Dividends	$ 4,720,925	$ 4,123,885	$ 273,353	$ 1,572,449
Foreign taxes withheld	(58,157)	(19,821)	—	(34,687)
Interest income	—	—	—	4,532
Securities lending	181,681	220,840	7,623	369,240
Total investment income	4,844,449	4,324,904	280,976	1,911,534

Expenses
Investment management fees	8,430,652	3,680,499	274,399	6,936,470
Custodian fees	99,477	35,014	9,980	78,866
Distribution and service plan fees:
Class A	7,569	3,527	2,752	43,427
Class C	14,321	1,299	126	39,781
Directors' fees	98,947	32,526	2,890	62,985
Pricing fees	106,025	39,631	12,618	82,343
Audit and tax fees	17,261	13,223	12,652	17,449
Legal fees	48,554	6,324	617	39,976
Registration and filing fees	56,833	43,040	41,796	56,555
Shareholder communications fees	59,315	22,433	8,876	80,442
Transfer agent fees	388,733	193,120	18,015	604,356
Recoupment of investment advisory fees previously waived	—	—	127	6,831
Miscellaneous expenses	55,398	20,512	8,046	41,453
Total expenses excluding interest expenses	9,383,085	4,091,148	392,894	8,090,934
Interest expenses	—	—	403	—
Total expenses	9,383,085	4,091,148	393,297	8,090,934
Less waivers and/or reimbursements (Note 6)	—	—	(20)	—
Net expenses	9,383,085	4,091,148	393,277	8,090,934
Net investment income (loss)	(4,538,636)	233,756	(112,301)	(6,179,400)

Realized and Unrealized Gain (Loss)
Net realized gain on investments and foreign currency transactions	174,689,743	38,127,693	5,622,228	202,491,988
Net realized loss on written options	—	—	(357,544)	—
Net change in unrealized depreciation on investments	(183,166,271)	(4,607,567)	(1,098,011)	(285,874,977)
Net change in unrealized appreciation on securities sold short	5,130,794	—	—	—
Net change in unrealized appreciation/(depreciation) on written options	—	128,926	(1,312,571)	—
Total realized and unrealized gain/(loss)	(3,345,734)	33,649,052	2,854,102	(83,382,989)
Net increase/(decrease) in net assets resulting from operations	$ (7,884,370)	$33,882,808	$ 2,741,801	$ (89,562,389)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	51	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets
	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
Operations
Net investment income/(loss)	$ (4,538,636)	$ (10,597,759)	$ 233,756	$ (706,723)
Net realized gain on investments	174,689,743	304,073,283	38,127,693	120,376,063
Net change in unrealized appreciation/(depreciation) on investments, securities sold short and written options	(178,035,477)	661,320,758	(4,478,641)	186,950,015
Net increase/(decrease) in net assets from operations	(7,884,370)	954,796,282	33,882,808	306,619,355

Distributions to Shareholders:
Legacy Class	(194,054,079)	(11,923,723)	(91,794,387)	(29,590,465)
Institutional Class	(81,802,242)	(4,705,276)	—	—
Class A	(837,322)	(49,734)	(361,504)	(89,267)
Class C	(378,203)	(25,185)	(50,641)	(7,188)
Investor Class	(8,081,485)	(3,292,390)	(1,202,076)	(106,172)
Decrease in net assets from distributions	(285,153,331)	(19,996,308)	(93,408,608)	(29,793,092)

Fund Share Transactions
Net increase/(decrease) in net assets resulting from fund share transactions (Note 2)	160,905,798	(537,735,273)	64,434,308	(24,033,444)
Total increase/(decrease) in net assets	(132,131,903)	397,064,701	4,908,508	252,792,819

Net Assets
Beginning of Period	2,235,095,323	1,838,030,622	739,998,435	487,205,616
End of Period	$2,102,963,420	$2,235,095,323	$744,906,943	$739,998,435
The accompanying notes are an integral part of the financial statements.

Meridian Funds	52	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets (continued)
	Meridian Enhanced Equity Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
Operations
Net investment loss	$ (112,301)	$ (188,865)	$ (6,179,400)	$ (11,960,077)
Net realized gain on investments, forward foreign currency exchange contracts and written options	5,264,684	14,249,180	202,491,988	33,604,815
Net change in unrealized appreciation/(depreciation) on investments and written options	(2,410,582)	2,706,922	(285,874,977)	(95,782,762)
Net increase/(decrease) in net assets from operations	2,741,801	16,767,237	(89,562,389)	716,845,176

Distributions to Shareholders:
Legacy Class	(12,274,693)	(6,719,285)	(9,963,768)	(597,274)
Institutional Class	—	—	(112,922,343)	(12,486,518)
Class A	(463,710)	(248,148)	(8,338,772)	(671,223)
Class C	(8,835)	(4,202)	(1,873,342)	(164,935)
Investor Class	(413,786)	(261,508)	(162,733,487)	(17,279,229)
Decrease in net assets from distributions	(13,161,024)	(7,233,143)	(295,831,712)	(31,199,179)

Fund Share Transactions
Net increase/(decrease) in net assets resulting from fund share transactions (Note 2)	7,576,917	3,302,816	(71,514,683)	(390,012,892)
Total increase/(decrease) in net assets	(2,842,306)	12,836,910	(456,908,784)	295,633,105

Net Assets
Beginning of Period	64,648,930	51,812,020	1,617,243,801	1,321,610,696
End of Period	$ 61,806,624	$64,648,930	$1,160,335,017	$1,617,243,801
The accompanying notes are an integral part of the financial statements.

Meridian Funds	53	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2021 (Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$ 55.49	$ 35.86	$ 39.69	$ 45.05	$ 40.15	$ 32.70
Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.24)	(0.05)	(0.03)	(0.10)	(0.09)
Net realized and unrealized gain (loss)	(0.21)	20.29	(0.23)	0.12	7.94	7.74
Net increase (decrease) from investment operations	(0.32)	20.05	(0.28)	0.09	7.84	7.65
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	(0.02)	0.00	0.00
Distributions from net realized capital gains	(7.40)	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)
Total distributions to shareholders	(7.40)	(0.42)	(3.55)	(5.45)	(2.94)	(0.20)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 47.77	$ 55.49	$ 35.86	$ 39.69	$ 45.05	$ 40.15
Total return	(0.39)% [3]	56.11%	(1.40)% [4]	2.98% [4]	20.14%	23.46%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.41)% [5,6]	(0.51)% [5]	(0.12)%	(0.06)%	(0.23)%	(0.24)%
Ratio of expenses to average net assets	0.84% [5,6]	0.84% [5]	0.85%	0.85%	0.86%	0.87%

Supplemental Data
Net Assets, End of Period (000's)	$1,426,374	$1,503,022	$1,095,062	$1,307,172	$1,400,431	$1,270,753
Portfolio Turnover Rate	20% [3]	30%	47%	35%	47%	34%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	54	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Institutional Class	2021 (Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$ 55.48	$ 35.85	$ 39.67	$ 45.03	$ 40.13	$ 32.68
Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.23)	(0.03)	(0.02)	(0.11)	(0.09)
Net realized and unrealized gain (loss)	(0.19)	20.28	(0.24)	0.12	7.95	7.74
Net increase (decrease) from investment operations	(0.30)	20.05	(0.27)	0.10	7.84	7.65
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	(0.03)	0.00	0.00
Distributions from net realized capital gains	(7.40)	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)
Total distributions to shareholders	(7.40)	(0.42)	(3.55)	(5.46)	(2.94)	(0.20)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 47.78	$ 55.48	$ 35.85	$ 39.67	$ 45.03	$ 40.13
Total return	(0.34)% [3]	56.13%	(1.38)%	3.00%	20.18%	23.48%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.38)% [4,5]	(0.49)% [4]	(0.09)%	(0.05)%	(0.25)%	(0.24)%
Ratio of expenses to average net assets	0.82% [4,5]	0.82% [4]	0.82%	0.83%	0.85%	0.87%

Supplemental Data
Net Assets, End of Period (000's)	$609,091	$660,985	$455,636	$367,627	$311,019	$ 92,203
Portfolio Turnover Rate	20% [3]	30%	47%	35%	47%	34%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	55	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2021 (Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$ 53.12	$ 34.45	$ 38.38	$ 43.88	$ 39.29	$ 32.10
Income (loss) from investment operations:
Net investment loss[1]	(0.19)	(0.37)	(0.16)	(0.13)	(0.21)	(0.20)
Net realized and unrealized gain (loss)	(0.20)	19.46	(0.22)	0.06	7.74	7.59
Net increase (decrease) from investment operations	(0.39)	19.09	(0.38)	(0.07)	7.53	7.39
Less distributions to shareholders:
Distributions from net realized capital gains	(7.40)	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)
Total distributions to shareholders	(7.40)	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)
Redemption fees	0.00	0.00 [2]	0.00 [2]	0.00	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 45.33	$ 53.12	$ 34.45	$ 38.38	$ 43.88	$ 39.29
Total return	(0.53)% [3]	55.62%	(1.72)% [4]	2.64% [4]	19.81%	23.09%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.73)% [5,6]	(0.82)% [5]	(0.45)%	(0.32)%	(0.51)%	(0.56)%
Ratio of expenses to average net assets	1.16% [5,6]	1.16% [5]	1.17%	1.15%	1.15%	1.18%

Supplemental Data
Net Assets, End of Period (000's)	$ 5,886	$ 6,045	$ 4,731	$ 6,707	$ 15,701	$ 17,287
Portfolio Turnover Rate	20% [3]	30%	47%	35%	47%	34%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	56	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class C	2021 (Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$ 51.42	$ 33.60	$ 37.76	$ 43.56	$ 39.30	$ 32.34
Income (loss) from investment operations:
Net investment loss[1]	(0.37)	(0.66)	(0.40)	(0.43)	(0.52)	(0.48)
Net realized and unrealized gain(loss)	(0.19)	18.90	(0.21)	0.06	7.72	7.64
Net increase (decrease) from investment operations	(0.56)	18.24	(0.61)	(0.37)	7.20	7.16
Less distributions to shareholders:
Distributions from net realized capital gains	(7.40)	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)
Total distributions to shareholders	(7.40)	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)
Redemption fees	0.00	0.00	0.00	0.00	0.00 [2]	0.00
Net asset value, end of period	$ 43.46	$ 51.42	$ 33.60	$ 37.76	$ 43.56	$ 39.30
Total return	(0.88)% [3]	54.49%	(2.40)% [4]	1.94% [4]	18.90%	22.20%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.43)% [5,6]	(1.53)% [5]	(1.15)%	(1.08)%	(1.27)%	(1.33)%
Ratio of expenses to average net assets	1.86% [5,6]	1.87% [5]	1.87%	1.87%	1.90%	1.92%

Supplemental Data
Net Assets, End of Period (000's)	$ 2,604	$ 2,899	$ 2,188	$ 2,914	$ 3,384	$ 3,095
Portfolio Turnover Rate	20% [3]	30%	47%	35%	47%	34%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	57	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2021 (Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$ 54.83	$ 35.46	$ 39.29	$ 44.66	$ 39.86	$ 32.48
Income (loss) from investment operations:
Net investment loss[1]	(0.13)	(0.20)	(0.05)	(0.06)	(0.13)	(0.12)
Net realized and unrealized gain(loss)	(0.20)	19.99	(0.23)	0.13	7.87	7.69
Net increase (decrease) from investment operations	(0.33)	19.79	(0.28)	0.07	7.74	7.57
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	(0.01)	0.00	0.00
Distributions from net realized capital gains	(7.40)	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)
Total distributions to shareholders	(7.40)	(0.42)	(3.55)	(5.44)	(2.94)	(0.20)
Redemption fees	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00	0.01
Net asset value, end of period	$ 47.10	$ 54.83	$ 35.46	$ 39.29	$ 44.66	$ 39.86
Total return	(0.41)% [3]	56.01%	(1.42)% [4]	2.95% [4]	20.06%	23.41%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.48)% [5,6]	(0.47)% [5]	(0.13)%	(0.14)%	(0.31)%	(0.34)%
Ratio of expenses to average net assets	0.91% [5,6]	0.87% [5]	0.86%	0.87%	0.95%	0.94%

Supplemental Data
Net Assets, End of Period (000's)	$ 59,008	$ 62,145	$280,414	$362,613	$103,643	$ 89,177
Portfolio Turnover Rate	20% [3]	30%	47%	35%	47%	34%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	58	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2021 (Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$ 50.21	$ 31.63	$ 35.91	$ 45.23	$ 39.79	$ 32.42
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	(0.04)	0.16	0.20	0.46	(0.02)
Net realized and unrealized gain (loss)	2.12	20.68	(1.64)	(1.63)	9.39	7.58
Net increase (decrease) from investment operations	2.14	20.64	(1.48)	(1.43)	9.85	7.56
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.94)	(0.31)	(0.49)	0.00	(0.01)
Distributions from net realized capital gains	(6.49)	(1.12)	(2.49)	(7.40)	(4.41)	(0.18)
Total distributions to shareholders	(6.49)	(2.06)	(2.80)	(7.89)	(4.41)	(0.19)
Redemption fees	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 45.86	$ 50.21	$ 31.63	$ 35.91	$ 45.23	$ 39.79
Total return	4.72% [3]	66.77%	(4.90)%	(0.05)%	25.73%	23.36%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.07% [4]	(0.11)%	0.47%	0.51%	1.07%	(0.05)%
Ratio of expenses to average net assets	1.11% [4]	1.11%	1.13%	1.12%	1.12%	1.13%

Supplemental Data
Net Assets, End of Period (000's)	$732,046	$730,712	$483,573	$592,899	$672,035	$588,906
Portfolio Turnover Rate	29% [3]	72%	76%	57%	49%	54%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	59	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2021 (Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$ 48.85	$ 30.83	$ 34.94	$ 44.26	$ 39.19	$ 32.08
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.08)	(0.21)	0.01	0.05	0.04	(0.19)
Net realized and unrealized gain (loss)	2.07	20.17	(1.57)	(1.60)	9.44	7.48
Net increase (decrease) from investment operations	1.99	19.96	(1.56)	(1.55)	9.48	7.29
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.82)	(0.06)	(0.37)	0.00	0.00
Distributions from net realized capital gains	(6.49)	(1.12)	(2.49)	(7.40)	(4.41)	(0.18)
Total distributions to shareholders	(6.49)	(1.94)	(2.55)	(7.77)	(4.41)	(0.18)
Redemption fees	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00
Net asset value, end of period	$ 44.36	$ 48.85	$ 30.83	$ 34.94	$ 44.26	$ 39.19
Total return	4.57% [3]	66.22%	(5.22)%	(0.42)%	25.17%	22.76%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.31)% [4]	(0.51)%	0.04%	0.12%	0.09%	(0.53)%
Ratio of expenses to average net assets:
Total expenses	1.46% [4]	1.43%	1.48%	1.48%	1.60%	1.60%
Excluding recoupment of past waived fees	1.46% [4]	1.43%	1.48%	1.48%	1.41%	1.42%

Supplemental Data
Net Assets, End of Period (000's)	$ 2,604	$ 3,403	$ 1,648	$ 4,572	$ 7,097	$ 583
Portfolio Turnover Rate	29% [3]	72%	76%	57%	49%	54%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	60	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class C	2021 (Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$ 47.38	$ 30.13	$ 34.37	$ 43.77	$ 39.00	$ 32.09
Income (loss) from investment operations:
Net investment loss[1]	(0.21)	(0.53)	(0.17)	(0.18)	(0.05)	(0.39)
Net realized and unrealized gain(loss)	1.97	19.69	(1.58)	(1.60)	9.23	7.48
Net increase (decrease) from investment operations	1.76	19.16	(1.75)	(1.78)	9.18	7.09
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.79)	0.00	(0.22)	0.00	0.00
Distributions from net realized capital gains	(6.49)	(1.12)	(2.49)	(7.40)	(4.41)	(0.18)
Total distributions to shareholders	(6.49)	(1.91)	(2.49)	(7.62)	(4.41)	(0.18)
Redemption fees	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 42.65	$ 47.38	$ 30.13	$ 34.37	$ 43.77	$ 39.00
Total return	4.20% [2]	65.03%	(5.86)% [3]	(1.06)% [3]	24.46%	22.12%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.90)% [4]	(1.27)%	(0.55)%	(0.50)%	(0.13)%	(1.05)%
Ratio of expenses to average net assets	2.15% [4]	2.16%	2.17%	2.14%	2.14%	2.13%

Supplemental Data
Net Assets, End of Period (000's)	$ 408	$ 193	$ 49	$ 49	$ 25	$ 43
Portfolio Turnover Rate	29% [2]	72%	76%	57%	49%	54%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Not Annualized.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	61	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2021 (Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$ 49.77	$ 31.37	$ 35.63	$ 44.90	$ 39.61	$ 32.34
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.11)	0.12	0.18	0.35	(0.10)
Net realized and unrealized gain(loss)	2.10	20.54	(1.61)	(1.63)	9.35	7.55
Net increase (decrease) from investment operations	2.11	20.43	(1.49)	(1.45)	9.70	7.45
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.91)	(0.28)	(0.42)	0.00	0.00
Distributions from net realized capital gains	(6.49)	(1.12)	(2.49)	(7.40)	(4.41)	(0.18)
Total distributions to shareholders	(6.49)	(2.03)	(2.77)	(7.82)	(4.41)	(0.18)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00	0.00	0.00
Net asset value, end of period	$ 45.39	$ 49.77	$ 31.37	$ 35.63	$ 44.90	$ 39.61
Total return	4.70% [3]	66.65%	(4.96)%	(0.11)%	25.44%	23.07%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.06% [4]	(0.28)%	0.37%	0.45%	0.81%	(0.27)%
Ratio of expenses to average net assets:
Total expenses	1.17% [4]	1.19%	1.19%	1.18%	1.35%	1.35%
Excluding recoupment of past waived fees	1.17% [4]	1.19%	1.19%	1.18%	1.18%	1.23%

Supplemental Data
Net Assets, End of Period (000's)	$ 9,849	$ 5,690	$ 1,936	$ 3,484	$ 3,916	$ 2,743
Portfolio Turnover Rate	29% [3]	72%	76%	57%	49%	54%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	62	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2021 (Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$ 17.80	$ 15.17	$ 18.42	$ 18.64	$ 13.59	$ 11.60
Income from investment operations:
Net investment income (loss)[1]	(0.03)	(0.05)	(0.02)	(0.13)	0.06	0.17
Net realized and unrealized gain	0.78	4.82	2.65	1.55	5.18	1.92
Net increase from investment operations	0.75	4.77	2.63	1.42	5.24	2.09
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	(0.09)	(0.19)	(0.10)
Distributions from net realized capital gains	(3.76)	(2.14)	(5.88)	(1.55)	0.00	0.00
Total distributions to shareholders	(3.76)	(2.14)	(5.88)	(1.64)	(0.19)	(0.10)
Redemption fees	0.00	0.00	0.00 [2]	0.00	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 14.79	$ 17.80	$ 15.17	$ 18.42	$ 18.64	$ 13.59
Total return	4.33% [3]	33.17%	15.86% [4]	11.20% [4]	38.78%	18.06%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.33)% [5]	(0.31)%	(0.12)%	(0.79)%	0.36%	1.35%
Ratio of expenses to average net assets:
Total expenses	1.19% [5]	1.25%	1.28%	1.58%	1.44%	1.38%
Before fees waived and excluding recoupment of past waived fees	1.19% [5]	1.24%	1.28%	1.58%	1.40%	1.33%
After fees waived and excluding recoupment of past waived fees[6]	1.19% [5]	1.24%	1.26%	1.58%	1.40%	1.33%
After fees waived and Excluding recoupment of past waived fees and interest and dividend expenses	1.19% [5]	1.24%	1.25%	1.19%	1.17%	1.20%

Supplemental Data
Net Assets, End of Period (000's)	$ 57,659	$ 60,565	$ 48,332	$ 60,306	$ 56,631	$ 46,120
Portfolio Turnover Rate	43% [3]	96%	140%	47%	49%	44%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	63	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2021 (Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$ 17.48	$ 14.97	$ 18.31	$ 18.48	$ 13.52	$ 11.54
Income from investment operations:
Net investment income (loss)[1]	(0.06)	(0.11)	(0.08)	(0.21)	(0.02)	0.16
Net realized and unrealized gain	0.77	4.76	2.61	1.59	5.16	1.88
Net increase from investment operations	0.71	4.65	2.53	1.38	5.14	2.04
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.18)	(0.06)
Distributions from net realized capital gains	(3.76)	(2.14)	(5.88)	(1.55)	0.00	0.00
Total distributions to shareholders	(3.76)	(2.14)	(5.88)	(1.55)	(0.18)	(0.06)
Redemption fees	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00
Net asset value, end of period	$ 14.43	$ 17.48	$ 14.97	$ 18.31	$ 18.48	$ 13.52
Total return	4.18% [3]	32.78%	15.39% [4]	10.87% [4]	38.24%	17.69%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.67)% [5]	(0.66)%	(0.50)%	(1.27)%	(0.11)%	1.25%
Ratio of expenses to average net assets:
Total expenses	1.53% [5]	1.60%	1.64%	2.00%	1.84%	1.73%
Before fees waived and Excluding recoupment of past waived fees	1.52% [5]	1.57%	1.64%	2.00%	1.78%	1.69%
After fees waived and excluding recoupment of past waived fees[6]	1.52% [5]	1.57%	1.61%	2.00%	1.78%	1.69%
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses	1.52% [5]	1.57%	1.60%	1.55%	1.55%	1.56%

Supplemental Data
Net Assets, End of Period (000's)	$ 2,156	$ 2,117	$ 1,770	$ 3,200	$ 5,730	$ 3,321
Portfolio Turnover Rate	43% [3]	96%	140%	47%	49%	44%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	64	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class C	2021 (Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$ 17.13	$ 14.76	$ 18.17	$ 18.44	$ 13.47	$ 11.50
Income from investment operations:
Net investment income (loss)[1]	(0.10)	(0.17)	(0.11)	(0.27)	(0.09)	0.07
Net realized and unrealized gain	0.74	4.68	2.58	1.55	5.14	1.91
Net increase from investment operations	0.64	4.51	2.47	1.28	5.05	1.98
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.08)	(0.01)
Distributions from net realized capital gains	(3.76)	(2.14)	(5.88)	(1.55)	0.00	0.00
Total distributions to shareholders	(3.76)	(2.14)	(5.88)	(1.55)	(0.08)	(0.01)
Redemption fees	0.00	0.00	0.00	0.00	0.00 [2]	0.00
Net asset value, end of period	$ 14.01	$ 17.13	$ 14.76	$ 18.17	$ 18.44	$ 13.47
Total return	3.86% [3]	32.27%	15.08%	10.31%	37.61%	17.26%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(1.20)% [4]	(1.05)%	(0.77)%	(1.60)%	(0.55)%	0.59%
Ratio of expenses to average net assets:
Total expenses	2.16% [4]	2.20%	2.25%	2.35%	2.24%	2.33%
Before fees waived and Excluding recoupment of past waived fees	2.16% [4]	2.20%	2.25%	2.32%	2.25%	2.33%
After fees waived and excluding recoupment of past waived fees[5]	2.00% [4]	2.00%	2.02%	2.32%	2.24%	2.13%
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses	2.00% [4]	2.00%	2.00%	1.97%	2.00%	2.00%

Supplemental Data
Net Assets, End of Period (000's)	$ 40	$ 10	$ 30	$ 2	$ 2	$ 1
Portfolio Turnover Rate	43% [3]	96%	140%	47%	49%	44%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	65	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2021 (Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$ 17.76	$ 15.12	$ 18.40	$ 18.61	$ 13.60	$ 11.60
Income from investment operations:
Net investment income (loss)[1]	(0.03)	(0.04)	(0.03)	(0.18)	0.09	0.16
Net realized and unrealized gain	0.78	4.81	2.62	1.60	5.10	1.92
Net increase from investment operations	0.75	4.77	2.59	1.42	5.19	2.08
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	(0.08)	(0.18)	(0.08)
Distributions from net realized capital gains	(3.76)	(2.14)	(5.88)	(1.55)	0.00	0.00
Total distributions to shareholders	(3.76)	(2.14)	(5.88)	(1.63)	(0.18)	(0.08)
Redemption fees	0.00	0.01	0.01	0.00 [2]	0.00 [2]	0.00
Net asset value, end of period	$ 14.75	$ 17.76	$ 15.12	$ 18.40	$ 18.61	$ 13.60
Total return	4.35% [3]	33.37%	15.65%	11.22% [4]	38.34%	17.98%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.32)% [5]	(0.26)%	(0.17)%	(1.05)%	0.58%	1.24%
Ratio of expenses to average net assets:
Total expenses	1.18% [5]	1.20%	1.35%	1.70%	1.59%	1.48%
Excluding recoupment of past waived fees	1.18% [5]	1.20%	1.35%	1.70%	1.47%	1.39%
Excluding recoupment of past waived fees and interest and dividend expenses	1.18% [5]	1.20%	1.34%	1.22%	1.24%	1.26%

Supplemental Data
Net Assets, End of Period (000's)	$ 1,952	$ 1,957	$ 1,681	$ 1,014	$ 1,060	$ 246
Portfolio Turnover Rate	43% [3]	96%	140%	47%	49%	44%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	66	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2021 (Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$ 23.30	$ 14.71	$ 15.74	$ 18.03	$ 15.07	$ 11.87
Income (loss) from investment operations:
Net investment loss[1]	(0.10)	(0.15)	(0.06)	(0.07)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	(1.52)	9.13	(0.04)	(0.44)	3.72	3.29
Net increase (decrease) from investment operations	(1.62)	8.98	(0.10)	(0.51)	3.63	3.20
Less distributions to shareholders:
Distributions from net realized capital gains	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Total distributions to shareholders	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Redemption fees	0.00	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 16.32	$ 23.30	$ 14.71	$ 15.74	$ 18.03	$ 15.07
Total return	(6.64)% [3]	61.51%	(1.17)%	(1.49)%	24.66%	26.96%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.86)% [4,5]	(0.75)% [4]	(0.42)%	(0.41)%	(0.55)%	(0.63)%
Ratio of expenses to average net assets:
Total expenses	1.13% [4,5]	1.12% [4]	1.13%	1.12%	1.15%	1.20%
Excluding recoupment of past waived fees	1.13% [4,5]	1.12% [4]	1.13%	1.12%	1.13%	1.14%

Supplemental Data
Net Assets, End of Period (000's)	$ 32,396	$ 41,481	$ 27,080	$ 41,637	$ 54,856	$ 66,777
Portfolio Turnover Rate	23% [3]	32%	40%	43%	44%	39%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	67	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Institutional Class	2021 (Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$ 23.44	$ 14.79	$ 15.81	$ 18.09	$ 15.11	$ 11.88
Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.14)	(0.06)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	(1.54)	9.18	(0.04)	(0.43)	3.73	3.30
Net increase (decrease) from investment operations	(1.63)	9.04	(0.10)	(0.50)	3.65	3.23
Less distributions to shareholders:
Distributions from net realized capital gains	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Total distributions to shareholders	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Redemption fees	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 16.45	$ 23.44	$ 14.79	$ 15.81	$ 18.09	$ 15.11
Total return	(6.65)% [3]	61.59%	(1.09)%	(1.42)%	24.73%	27.19%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.82)% [4,5]	(0.72)% [4]	(0.40)%	(0.41)%	(0.50)%	(0.52)%
Ratio of expenses to average net assets:
Total expenses	1.09% [4,5]	1.10% [4]	1.10%	1.10%	1.10%	1.14%
Before fees waived and excluding recoupment of past waived fees	1.09% [4,5]	1.09% [4]	1.10%	1.10%	1.11%	1.14%
After fees waived and excluding recoupment of past waived fees [6]	1.09% [4,5]	1.09% [4]	1.10%	1.09%	1.10%	1.10%

Supplemental Data
Net Assets, End of Period (000's)	$453,912	$611,787	$587,095	$728,123	$728,538	$253,447
Portfolio Turnover Rate	23% [3]	32%	40%	43%	44%	39%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	68	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2021 (Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$ 22.62	$ 14.33	$ 15.42	$ 17.76	$ 14.89	$ 11.76
Income (loss) from investment operations:
Net investment loss[1]	(0.13)	(0.20)	(0.11)	(0.12)	(0.13)	(0.12)
Net realized and unrealized gain (loss)	(1.49)	8.88	(0.05)	(0.44)	3.67	3.25
Net increase (decrease) from investment operations	(1.62)	8.68	(0.16)	(0.56)	3.54	3.13
Less distributions to shareholders:
Distributions from net realized capital gains	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Total distributions to shareholders	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Redemption fees	0.00 [2]	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 15.64	$ 22.62	$ 14.33	$ 15.42	$ 17.76	$ 14.89
Total return	(6.84)% [3]	61.05%	(1.59)%	(1.81)% [4]	24.34%	26.62%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.20)% [5,6]	(1.10)% [5]	(0.80)%	(0.74)%	(0.82)%	(0.92)%
Ratio of expenses to average net assets:
Total expenses	1.48% [5,6]	1.48% [5]	1.49%	1.44%	1.41%	1.49%
Excluding recoupment of past waived fees	1.48% [5,6]	1.48% [5]	1.49%	1.44%	1.41%	1.45%

Supplemental Data
Net Assets, End of Period (000's)	$ 31,368	$ 35,335	$ 33,878	$ 45,376	$ 89,306	$ 82,031
Portfolio Turnover Rate	23% [3]	32%	40%	43%	44%	39%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	69	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class C	2021 (Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$ 21.68	$ 13.84	$ 15.02	$ 17.46	$ 14.76	$ 11.74
Income (loss) from investment operations:
Net investment loss[1]	(0.20)	(0.32)	(0.21)	(0.24)	(0.25)	(0.22)
Net realized and unrealized gain(loss)	(1.42)	8.55	(0.04)	(0.42)	3.62	3.24
Net increase (decrease) from investment operations	(1.62)	8.23	(0.25)	(0.66)	3.37	3.02
Less distributions to shareholders:
Distributions from net realized capital gains	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Total distributions to shareholders	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Redemption fees	0.00	0.00	0.00 [2]	0.00 [2]	0.00	0.00 [2]
Net asset value, end of period	$ 14.70	$ 21.68	$ 13.84	$ 15.02	$ 17.46	$ 14.76
Total return	(7.14)% [3]	59.94%	(2.25)%	(2.45)%	23.39%	25.72%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.89)% [4,5]	(1.78)% [4]	(1.47)%	(1.45)%	(1.56)%	(1.60)%
Ratio of expenses to average net assets:
Total expenses	2.16% [4,5]	2.16% [4]	2.18%	2.16%	2.15%	2.17%
Excluding recoupment of past waived fees	2.16% [4,5]	2.16% [4]	2.18%	2.16%	2.15%	2.16%

Supplemental Data
Net Assets, End of Period (000's)	$ 6,961	$ 8,324	$ 6,922	$ 13,255	$ 31,174	$ 44,593
Portfolio Turnover Rate	23% [3]	32%	40%	43%	44%	39%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	70	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2021 (Unaudited)	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$ 23.17	$ 14.63	$ 15.70	$ 17.99	$ 15.05	$ 11.85
Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.15)	(0.09)	(0.09)	(0.09)	(0.09)
Net realized and unrealized gain(loss)	(1.51)	9.08	(0.05)	(0.42)	3.70	3.29
Net increase (decrease) from investment operations	(1.62)	8.93	(0.14)	(0.51)	3.61	3.20
Less distributions to shareholders:
Distributions from net realized capital gains	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Total distributions to shareholders	(5.36)	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Redemption fees	0.00 [2]	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 16.19	$ 23.17	$ 14.63	$ 15.70	$ 17.99	$ 15.05
Total return	(6.68)% [3]	61.51%	(1.43)% [4]	(1.50)% [4]	24.56%	27.00%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.92)% [5,6]	(0.80)% [5]	(0.59)%	(0.53)%	(0.57)%	(0.69)%
Ratio of expenses to average net assets	1.20% [5,6]	1.17% [5]	1.29%	1.22%	1.16%	1.26%

Supplemental Data
Net Assets, End of Period (000's)	$635,698	$920,317	$666,635	$844,975	$853,794	$450,402
Portfolio Turnover Rate	23% [3]	32%	40%	43%	44%	39%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	71	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements
For the Six Months ended December 31, 2021

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Enhanced Equity Fund (the “Enhanced Equity Fund”) (formerly Meridian Equity Income Fund), and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”). The Company is registered as an open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland corporation. Each Fund is classified as a "diversified" management investment company.
Meridian Funds offer five share classes: Legacy Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Institutional Class Shares. Prior to July 1, 2015, Class A Shares were known as Advisor Class Shares. As of December 31, 2021, Institutional Class Shares of the Enhanced Equity Fund and Contrarian Fund are not currently being offered for sale. Effective June 15, 2017, Investor Class, Class A, and Class C Shares of the Growth Fund are closed to new investors. Effective June 29, 2018, Investor Class, Class A, and Class C Shares of the Small Cap Growth Fund are closed to new investors. Legacy Class Shares are available to investors who have continuously held an investment in any Meridian Fund prior to November 15, 2013. Effective November 1, 2018, direct initial purchases of Legacy Class Shares are permitted in the Enhanced Equity Fund. Institutional Class Shares are available to certain eligible investors including endowments, foundations and qualified retirement plans. Class A, Class C and Investor Class Shares are available for purchase through financial intermediary platforms. Legacy Class, Investor Class, Class A and Institutional Class Shares are subject to a 2% redemption fee on shares redeemed or exchanged that have been held for 60 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital. Class A Shares are subject to a maximum initial sales charge (front-end load) of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within one year of purchase. Investor Class Shares are not subject to front-end load or CDSC and require a higher minimum initial investment. All Classes have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value ("NAV") per share may differ by class due to each class having its own expenses directly attributable to that class. Investor Class, Class A and Class C Shares are subject to sub-transfer agent fees. Class A and Class C Shares are also subject to certain expenses related to the distribution of these shares. See Note 6 for further information on additional share classes.
The primary investment objectives of the Growth Fund, Contrarian Fund, and Enhanced Equity Fund are to seek long-term growth of capital.
The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. GAAP. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies.
a.	Cash & Cash Equivalents: Each Fund considers its investment in a FDIC insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution. The Funds may incur charges on cash overdrafts.
b.	Share Valuation: The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of each Fund. The result is rounded to the nearest cent. Each Fund’s shares will not be priced on the days in which the New York Stock Exchange ("NYSE") is closed for trading.
c.	Investment Valuations: Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.
Fixed income (debt) securities are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may

Meridian Funds	72	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2021

use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.
Investments in open-end U.S. mutual funds are valued at NAV each business day.
The market value of the Funds' investments in exchange traded funds is based on the published NAV of each fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.
Exchange-traded options are valued at the most recent sale price at the close of the options market in which the options trade. An exchange-traded option for which there is no close price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued based upon other available factors deemed relevant by ArrowMark Colorado Holdings, LLC (the “Adviser”) under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors (the “Board”). These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.
The Fund’s investment in an unregistered pooled investment vehicle (“Private Investment Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Private Investment Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Private Investment Fund manager at that time; provided, however, that the Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Private Investment Fund does not report a value to the Fund on a timely basis, the fair value of the Private Investment Fund shall be based on the most recent value reported by the Private Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Private Investment Fund investment is subject to change at any time, without notice to investors, at the discretion of the Private Investment Fund manager or the Fund.
d.	Fair Value Measurements: As described in Note 1.c. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3) that are significant to the fair value instrument. The three levels of the fair value hierarchy are described below:
Level 1 - quoted prices in active markets for identical securities;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
Level 3 - significant unobservable inputs (including the Funds' determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of December 31, 2021 is as follows:

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2021

	Level 1	Level 2	Level 3	Practical Expedient[1]	Total
Growth Fund
Assets:
Common Stocks[2]	$ 1,948,691,763	$ 2,252,292	—	—	$ 1,950,944,055
Preferred Stocks[2]	—	—	$ 59,962,732	—	59,962,732
Private Investment Funds	—	—	—	$ 60,772,526	60,772,526
Short-Term Investments	36,946,000	47,815,239	—	—	84,761,239
Total Investments - Assets	$ 1,985,637,763	$ 50,067,531	$ 59,962,732	$ 60,772,526	$ 2,156,440,552
Liabilities:
Securities Sold Short[2]	$ (18,664,200)	—	—	—	$ (18,664,200)
Total Investments - Liabilities	$ (18,664,200)	—	—	—	$ (18,664,200)
Contrarian Fund

Common Stocks[2]	$ 687,233,270	—	—	—	$ 687,233,270
Warrants[2]	—	$ 125,640	—	—	125,640
Preferred Stocks[2]	—	—	$ 3,000,000	—	3,000,000
Short-Term Investments	6,281,000	10,284,549	—	—	16,565,549
Total Investments	$ 693,514,270	$ 10,410,189	$ 3,000,000	—	$ 706,924,459
Enhanced Equity Fund
Assets:
Common Stocks[2]	$ 78,834,903	$ 246,025	—	—	$ 79,080,928
Warrants[2]	17,208	4,627	—	—	21,835
Short-Term Investments	—	399,561	—	—	399,561
Total Investments - Assets	$ 78,852,111	$ 650,213	—	—	$ 79,502,324
Liabilities:
Call Options Written	$ (4,227,903)	$ (15,107,060)	—	—	$ (19,334,963)
Total Investments - Liabilities	$ (4,227,903)	$ (15,107,060)	—	—	$ (19,334,963)

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2021

	Level 1	Level 2	Level 3	Practical Expedient[1]	Total
Small Cap Growth Fund

Common Stocks[2]	$ 1,077,385,368	$ 9,146,758	$ 1,732	—	$ 1,086,533,858
Warrants[2]	458,732	—	—	—	458,732
Preferred Stocks[2]	—	—	54,909,478	—	54,909,478
Private Investment Fund	—	—	—	$ 2,798,945	2,798,945
Short-Term Investments	30,711,000	37,849,391	—	—	68,560,391
Total Investments	$ 1,108,555,100	$ 46,996,149	$ 54,911,210	$ 2,798,945	$ 1,213,261,404
[1]	Certain investments that are measured at fair value using the NAV Per Share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.
[2]	See above Schedule of Investments for values in each industry.
The following is the fair value measurement of investments that are measured at NAV per Share (or its equivalent) as a practical expedient:
Growth Fund
Security Description	Investment Category	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Quail Investment Holdings, LLC	Private Investment Funds[1]	$ 3,873,540	—	Subject to advisor approval	N/A
Rhino (E) Investment Holdings, LLC	Private Investment Funds[1]	$ 56,898,986	—	Subject to advisor approval	N/A

Small Cap Growth Fund
Security Description	Investment Category	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Quail Investment Holdings, LLC	Private Investment Funds[1]	$ 2,798,945	—	Subject to advisor approval	N/A

[1]	Private Investment Fund investing generally consists of private partnerships which directly invest in various strategies to generate capital appreciation and/or income yield. These strategies may span across the capital stock and may include Private Equity, Private Credit, Venture Capital, Collateralized Loan Obligations, Asset-Backed Securities, Master Limited Partners and Direct Real Estate.
Reconciliations of Level 3 investments are presented when the Funds had significant amounts of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are reconciliations of Level 3 investments for which significant unobservable inputs were used in determining fair value:

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2021

Growth Fund	Preferred Stocks	Total Level 3
Investments in Securities
Beginning Balance 07/01/21	$ 56,034,920	$ 56,034,920
Total Purchase	7,164,990	7,164,990
Transfers out[1]	(5,699,950)	(5,699,950)
Change in unrealized Gain (Loss)	2,462,772	2,462,772
Ending Balance 12/31/21	$ 59,962,732	$ 59,962,732
Change in unrealized Gain (Loss) on investments still held at 12/31/21	$ 2,462,772	$ 2,462,772

[1]	During the six months ended December 31, 2021, certain investments were transferred into or out of Level 3 in the fair value hierarchy as a result of an initial public offering or as a result of being valued at the time of purchase utilizing significant unobservable inputs and valued utilizing observable inputs at the end of the period. Investments transferred out of Level 3 as a result of an initial public offering were transferred out at fair value prior to the initial public offering, and therefore unrealized gains and losses are not reflective within.

Contrarian Fund	Preferred Stocks	Total Level 3
Investments in Securities
Beginning Balance 07/01/21	$ —	$ —
Total Purchase	3,000,000	3,000,000
Transfers out	—	—
Change in unrealized Gain (Loss)	—	—
Ending Balance 12/31/21	$ 3,000,000	$ 3,000,000
Change in unrealized Gain (Loss) on investments still held at 12/31/21	$ —	$ —

Small Cap Growth Fund	Common Stocks	Preferred Stocks	Convertible Corporate Bonds	Total Level 3
Investments in Securities
Beginning Balance 07/01/21	$ 5,195	$ 58,948,566	$ 1,312,500	$ 60,266,261
Total Purchase	—	7,616,704	—	7,616,704
Transfers out[1]	—	(10,799,977)	(1,312,500)	(12,112,477)
Change in unrealized Gain (Loss)	(3,463)	(855,815)	—	(859,278)
Ending Balance 12/31/21	$ 1,732	$ 54,909,478	$ —	$ 54,911,210
Change in unrealized Gain (Loss) on investments still held at 12/31/21	$ (3,463)	$ (208,143)	$ —	$ (211,606)

[1]	During the six months ended December 31, 2021, certain investments were transferred into or out of Level 3 in the fair value hierarchy as a result of an initial public offering or as a result of being valued at the time of purchase utilizing significant unobservable inputs and valued utilizing observable inputs at the end of the period. Investments transferred out of Level 3 as a result of an initial public offering were transferred out at fair value prior to the initial public offering, and therefore unrealized gains and losses are not reflective within.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the Funds' Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2021

Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.
Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range (Weighted Average)[1,2]
Preferred Stocks	$36,735,297	Market Approach	Revenue Multiple	3.00x to 10.75x (6.01x)
Preferred Stocks	$23,227,435	Cost	N/A	N/A

Contrarian Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range (Weighted Average)[1,2]
Preferred Stocks	$3,000,000	Cost	N/A	N/A

Small Cap Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range (Weighted Average)[1,2]
Common Stocks	$ 1,732	Option Pricing Method	Industry Volatility, Time to Exit	80%, 24 months
		Fully Diluted Method	Enterprise Value Adjustment	-87.5%
Preferred Stocks	$ 8,710,648	Option Pricing Method	Industry Volatility, Time to Exit	60%-80%, 24-36 months (70.41%, 35.01 months)
		Fully Diluted Method	Enterprise Value Adjustment	-87.5% - 5% (-9.17%)
Preferred Stocks	$32,082,054	Market Approach	Revenue Multiple	3.00x to 31.25x (10.90x)
Preferred Stocks	$14,116,776	Cost	N/A	N/A
[1]	A significant change in an unobservable input would have resulted in a correlated significant change to value.
[2]	Unobservable inputs were weighted by the fair value of the investments.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Industry Volatility	Decrease	Increase
Time to Exit	Decrease	Increase
Revenue Multiple	Increase	Decrease
Enterprise Value Adjustment	Increase	Decrease

e.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is accrued daily. Discounts and premiums on securities purchased are

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2021

accreted and amortized over the lives of the respective securities using the effective interest method. Distributions from Private Investment Funds that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than income.
f.	Option writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
g.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class.
h.	Use of Estimates: The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates, and such differences could be significant.
i.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.
j.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses, subject to applicable law. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2021

2.	Capital Shares Transactions: Transactions in capital shares were as follows:
	Six Months Ended December 31, 2021		Year Ended June 30, 2021
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	179,464	$ 9,709,711	428,659	$ 20,634,848
Shares issued from reinvestment of distributions	3,999,593	188,260,839	244,157	11,597,439
Redemption fees	—	4,823	—	25,465
Shares redeemed	(1,410,534)	(75,415,971)	(4,121,565)	(185,922,502)
Net increase/(decrease)	2,768,523	$122,559,402	(3,448,749)	$(153,664,750)
Institutional Class
Shares sold	592,241	$ 33,079,664	3,509,616	$ 168,866,561
Shares issued from reinvestment of distributions	1,724,946	81,193,187	98,320	4,669,236
Redemption fees	—	417	—	11,522
Shares redeemed	(1,481,879)	(81,905,527)	(4,404,282)	(201,376,494)
Net increase/(decrease)	835,308	$ 32,367,741	(796,346)	$ (27,829,175)
Class A
Shares sold	5,787	$ 305,395	6,137	$ 305,778
Shares issued from reinvestment of distributions	18,085	807,835	1,081	49,230
Redemption fees	—	—	—	160
Shares redeemed	(7,824)	(407,493)	(30,742)	(1,290,397)
Net increase/(decrease)	16,048	$ 705,737	(23,524)	$ (935,229)
Class C
Shares sold	728	$ 35,609	715	$ 30,200
Shares issued from reinvestment of distributions	8,830	378,203	569	25,185
Shares redeemed	(6,012)	(303,332)	(10,045)	(417,337)
Net increase/(decrease)	3,546	$ 110,480	(8,761)	$ (361,952)
Investor Class
Shares sold	65,506	$ 3,476,050	1,053,556	$ 44,340,843
Shares issued from reinvestment of distributions	154,977	7,192,465	68,924	3,237,366
Redemption fees	—	—	—	304
Shares redeemed	(101,117)	(5,506,077)	(7,896,526)	(402,522,680)
Net increase/(decrease)	119,366	$ 5,162,438	(6,774,046)	$(354,944,167)

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2021

	Six Months Ended December 31, 2021		Year Ended June 30, 2021
	Shares	Amount	Shares	Amount
Contrarian Fund:
Legacy Class
Shares sold	23,964	$ 1,188,788	74,298	$ 3,333,191
Shares issued from reinvestment of distributions	2,008,273	88,986,567	706,046	28,700,767
Redemption fees	—	—	—	10,603
Shares redeemed	(624,657)	(30,362,200)	(1,513,844)	(59,692,315)
Net increase/(decrease)	1,407,580	$ 59,813,155	(733,500)	$(27,647,754)
Class A
Shares sold	8,200	$ 396,572	30,492	$ 1,435,842
Shares issued from reinvestment of distributions	4,644	199,023	995	39,410
Redemption fees	—	499	—	1
Shares redeemed	(23,795)	(1,136,179)	(15,270)	(590,916)
Net increase/(decrease)	(10,951)	$ (540,085)	16,217	$ 884,337
Class C
Shares sold	4,272	$ 196,165	2,273	$ 92,016
Shares issued from reinvestment of distributions	1,215	50,087	182	7,026
Shares redeemed	—	—	—	—
Net increase	5,487	$ 246,252	2,455	$ 99,042
Investor Class
Shares sold	101,776	$ 5,022,444	68,648	$ 3,281,268
Shares issued from reinvestment of distributions	26,887	1,178,997	2,574	103,740
Redemption fees	—	91	—	160
Shares redeemed	(26,019)	(1,286,546)	(18,596)	(754,237)
Net increase	102,644	$ 4,914,986	52,626	$ 2,630,931

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2021

	Six Months Ended December 31, 2021		Year Ended June 30, 2021
	Shares	Amount	Shares	Amount
Enhanced Equity Fund:
Legacy Class
Shares sold	14,105	$ 254,500	62,350	$ 1,047,325
Shares issued from reinvestment of distributions	784,030	11,540,921	414,399	6,584,808
Shares redeemed	(302,001)	(4,995,727)	(262,029)	(4,327,423)
Net increase	496,134	$ 6,799,694	214,720	$ 3,304,710
Class A
Shares sold	6,407	$ 113,024	47,241	$ 791,640
Shares issued from reinvestment of distributions	32,033	459,994	15,741	246,032
Redemption fees	—	3	—	21
Shares redeemed	(10,115)	(158,242)	(60,058)	(988,668)
Net increase	28,325	$ 414,779	2,924	$ 49,025
Class C
Shares sold	1,744	$ 30,000	310	$ 5,000
Shares issued from reinvestment of distributions	512	7,131	62	952
Shares redeemed	—	—	(1,779)	(28,175)
Net increase/(decrease)	2,256	$ 37,131	(1,407)	$ (22,223)
Investor Class
Shares sold	5,444	$ 98,480	35,560	$ 593,081
Shares issued from reinvestment of distributions	28,161	413,127	16,321	258,366
Redemption fees	—	—	—	867
Shares redeemed	(11,397)	(186,294)	(52,885)	(881,010)
Net increase/(decrease)	22,208	$ 325,313	(1,004)	$ (28,696)

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2021

	Six Months Ended December 31, 2021		Year Ended June 30, 2021
	Shares	Amount	Shares	Amount
Small Cap Growth Fund:
Legacy Class
Shares sold	182,627	$ 4,097,328	432,151	$ 8,977,034
Shares issued from reinvestment of distributions	617,979	9,943,280	29,813	595,665
Shares redeemed	(595,614)	(10,272,171)	(523,472)	(8,977,143)
Net increase/(decrease)	204,992	$ 3,768,437	(61,508)	$ 595,556
Institutional Class
Shares sold	1,814,267	$ 41,169,066	5,281,775	$ 103,935,707
Shares issued from reinvestment of distributions	6,471,753	104,971,834	589,316	11,839,351
Redemption fees	—	7,304	—	2,129
Shares redeemed	(6,796,057)	(157,679,002)	(19,474,051)	(371,565,411)
Net increase/(decrease)	1,489,963	$ (11,530,798)	(13,602,960)	$(255,788,224)
Class A
Shares sold	211,446	$ 4,406,500	326,559	$ 6,549,450
Shares issued from reinvestment of distributions	449,971	6,938,550	30,007	582,752
Redemption fees	—	212	—	—
Shares redeemed	(218,341)	(4,616,649)	(1,157,908)	(20,795,244)
Net increase/(decrease)	443,076	$ 6,728,613	(801,342)	$ (13,663,042)
Class C
Shares sold	6,265	$ 131,742	25,959	$ 444,825
Shares issued from reinvestment of distributions	127,851	1,852,562	8,708	162,666
Shares redeemed	(44,503)	(913,755)	(150,773)	(2,625,482)
Net increase/(decrease)	89,613	$ 1,070,549	(116,106)	$ (2,017,991)
Investor Class
Shares sold	1,603,206	$ 34,348,531	5,470,724	$ 103,925,394
Shares issued from reinvestment of distributions	8,942,682	142,725,214	797,312	15,842,579
Redemption fees	—	2,296	—	—
Shares redeemed	(10,996,918)	(248,627,525)	(12,103,324)	(238,907,164)
Net decrease	(451,030)	$ (71,551,484)	(5,835,288)	$(119,139,191)

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2021

3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the six months ended December 31, 2021, were as follows:
	Purchases	Proceeds from Sales
Growth Fund	$417,596,990	$495,086,157
Contrarian Fund	$202,288,525	$260,732,448
Enhanced Equity Fund	$ 36,213,733	$ 42,123,468
Small Cap Growth Fund	$306,031,958	$651,955,436

4.	Other Investment Transactions
a.	Restricted Securities: Restricted securities for which quotations are not readily available are valued at fair value, as determined by the board of directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer, or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy. Refer to the Schedules of Investments for information about restricted securities held as of December 31, 2021 for Growth, Contrarian, Enhanced Equity and Small Cap Growth Funds.
b.	Private Placement Securities: Privately issued securities are restricted securities that are offered in a private placement and are generally not registered with the SEC or any federal or state regulatory authority. Securities issued in a private placement are generally "restricted securities" as that term is defined under Rule 144 promulgated under the Securities Act of 1933, and may not be resold without registration with the Securities and Exchange Commission or the availability of an exemption therefrom. There is generally no public trading market for privately offered securities and it is generally not anticipated that a public trading market will develop. There are substantial restrictions on the transfer of privately offered securities. Such securities have limited liquidity that makes it difficult or impossible to sell. An investment in privately issued securities often requires a long-term investment horizon and it may be many years before an investor receives significant distributions from such investment. Due to the lack of public market for privately offered securities, it may be difficult to value the investment.
c.	Securities Lending: The Funds have entered into an agreement with The Bank of New York Mellon (the “Lending Agent”), dated September 23, 2015 (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds or joint repurchase agreements. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash and/or securities as collateral in an amount equal to not less than 102% of the market value of loaned securities. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
The following table summarizes the securities received as collateral for securities lending:
	Collateral Type	Coupon Range	Maturity Date Range	Market Value
Growth Fund	U.S. Government Obligations	0.00% - 7.50%	1/31/22 - 11/15/51	$53,344,576
Contrarian Fund	U.S. Government Obligations	0.00% - 7.50%	1/31/22 - 8/15/51	23,853,095
Enhanced Equity Fund	U.S. Government Obligations	0.00% - 7.50%	1/31/22 - 11/15/51	2,084,933
Small Cap Growth Fund	U.S. Government Obligations	0.00% - 7.50%	1/31/22 - 11/15/51	26,958,851

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2021

Income generated from securities lending is presented in the Statements of Operations. As of December 31, 2021, the total value of securities on loan for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $133,259,464, $39,218,096, $2,414,617 and $92,443,488 respectively. Securities on loan are footnoted in the Schedules of Investments. As of December 31, 2021, the total collateral value for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $138,105,815, $40,418,644, $2,484,494 and $95,519,242, respectively.
d.	Repurchase Agreements and Joint Repurchase Agreements: The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds' custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by the Lending Agent (the “Program”), provided that the value of the underlying collateral, including accrued interest will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of the Lending Agent in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by the Lending Agent.
At December 31, 2021, the market value of repurchase agreements or joint repurchase agreements outstanding for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $47,815,239, $10,284,549, $399,561 and $37,849,391, respectively.
e.	Master Netting Arrangements: The Funds may enter into master netting agreements with their counterparties for the repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statements of Assets and Liabilities.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2021

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting arrangement as of December 31, 2021:
	Assets
	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received	Net Amount
Growth Fund
Repurchase agreement	$47,815,239	$(47,815,239) [1]	$—
Contrarian Fund
Repurchase agreement	$10,284,549	$(10,284,549) [1]	$—
Enhanced Equity Fund
Repurchase agreement	$ 399,561	$ (399,561)[1]	$—
Small Cap Growth Fund
Repurchase agreement	$37,849,391	$(37,849,391) [1]	$—
[1]	The amount of collateral presented is limited such that the net amount cannot be less than zero. Collateral received in excess of the market value of repurchase agreements is not presented in this table.
f.	Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.
In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Average quarterly balances of outstanding derivative financial instruments were as follows.
Contrarian Fund
Options:
Average value of option contracts purchased	$228,000
Average value of option contracts written	$ 61,000
Enhanced Equity Fund
Options:
Average value of option contracts written	$16,191,821

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2021

For the six months ended December 31, 2021, the effect of equity option positions written can be found in the Statements of Operations under Realized and Unrealized Gain (Loss), Net realized gain on written options and Net change in unrealized depreciation on written options, and are included in Options written at value in the Statements of Assets and Liabilities. Equity options purchased are included in Investments, at value in the Statements of Assets and Liabilities. Realized and unrealized gain/loss of equity options purchased are included in Net realized gain on investments and foreign currency transactions and Net change in unrealized appreciation/(depreciation) on investments in the Statements of Operations. The change in unrealized appreciation (depreciation) on purchased options for the Contrarian Fund was $303,924. The realized gains (losses) on purchased options during the during the six months ended December 31, 2021 was $(639,712).
g. Forward foreign currency exchange contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund's risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.
For Small Cap Growth Fund, the fund did not hold any forward foreign currency exchange contracts at any quarter-end.
For the year ended December 31, 2021, the effect of forward foreign currency exchange contracts can be found in the Statements of Operations under Realized and Unrealized Gain (Loss), Net realized loss on forward foreign currency exchange contracts.
h. Warrants: The Company can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the Company the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Company has no obligation to exercise the warrant and buy the stock.
i. Short Sales: The Funds may enter into short sales. A short sale occurs when a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.
j. Private Investment Funds: The Fund values private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2021

from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time.
5.	Market and Debt Securities Risk
In the normal course of business, each Fund's investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and debt securities risk. Each Fund’s prospectus provides details of these and other types of risk.
Market Risk: Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.
Debt Securities Risk: Each Fund may invest in debt securities of both government and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the income it receives from debt securities it owns. Debt securities are also subject to credit, liquidity risk and prepayment and extension risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.
Options Risk: Investments in options involve risks different from, and possibly greater than, investing directly in the underlying security, asset or other reference, including, among others, the risk that the counterparty to an option may not perform or may be unable to perform in accordance with the terms of the instrument, the potential that, at times, there may not be a liquid secondary market for the options (as described above), and the risk of imperfect correlation between any movement in the price or value of options and their underlying security, asset or other reference. Such events, as well as circumstances under which a Fund is required to purchase the underlying asset at a disadvantageous price, may result in losses to the Fund. In addition, options also may involve a small initial investment relative to the risk assumed, which could result in losses that are greater than the amount originally invested. Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Private Investment Funds (PIF) Risk: PIFs are subject to management and other expenses, which will be directly or indirectly paid by the Funds. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in PIFs and also may be higher than other funds that invest directly in stocks and bonds. Each PIF is subject to specific risks, depending on the nature of its investment strategy. The Fund may invest in private investment funds

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2021

and/or hedge funds, which may pursue alternative investment strategies. Hedge funds often engage in speculative investment practices such as leverage, short-selling, arbitrage, hedging, derivatives, and other strategies that may increase investment loss.
6.	Affiliate Transactions and Fees
Investment Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.
Growth Fund:		Contrarian and Small Cap Growth Funds:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Greater than $0	1.00%
Greater than $50,000,000	0.75%
Enhanced Equity Fund:
Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%
Distribution Plan for Class A and Class C shares: Each Fund has entered into and adopted a Distribution Plan for Class A and Class C shares. Under the Distribution Plan, the Funds may pay ALPS Distributors, Inc. (the “Distributor”), and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Class A and Class C at an annual rate of up to 0.25% and 1.00% of average daily net assets for Class A and Class C shares, respectively.
For the six months ended December 31, 2021, the distributor received commissions in the amounts of $401, $803, $1 and $104 for Class A of Growth Fund, Contrarian Fund, Enhanced Equity Fund and Small Cap Growth Fund, respectively. The Small Cap Growth Fund also paid CDSC fees in the amount of $164 to distributors for Class C.
Waivers and Reimbursements of Expenses: The Adviser voluntarily agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceed the expense limitations listed below, excluding acquired fund fees and expenses, dividend expenses on securities sold short, and interest expenses on short sales. With respect to these limits, the Adviser waived the fees listed below during the six months ended December 31, 2021.
	Expense Limitation	Total Waivers and Reimbursements for the six months ended December 31, 2021
Growth Fund
Institutional Class	0.90%	$ —
Class A	1.55%	$ —
Class C	2.25%	$ —
Investor Class	1.30%	$ —
Contrarian Fund
Class A	1.60%	$ —
Class C	2.20%	$ —
Investor Class	1.35%	$ —

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2021

Enhanced Equity Fund
Legacy Class	1.25%	$ —
Class A	1.60%	$ —
Class C	2.00%	$20
Investor Class	1.35%	$ —
Small Cap Growth Fund
Legacy Class	1.20%	$ —
Institutional Class	1.10%	$ —
Class A	1.60%	$ —
Class C	2.25%	$ —
Investor Class	1.35%	$ —

Subject to the approval of the Board, the Funds may repay the Adviser the amount of its reimbursement for the Funds for up to three years following the reimbursement to the extent the Funds’ expenses drop below the expense limitations, after giving effect to repayment by each Fund. This agreement will continue until October 31, 2022, and may be renewed or modified with approval of the Funds' Board. For the six months ended December 31, 2021, the Adviser recouped $127 and $6,831 from the Enhanced Equity Fund and Small Cap Growth Fund, respectively.
At December 31, 2021, the balance of carried forward recoupable expenses along with the year of expiration for each Fund were as follows:
	Expiration June 30,
	2023	2024	2025
Growth Fund	$ —	$ —	$ —
Contrarian Fund	—	—	—
Enhanced Equity Fund	49	48	20
Small Cap Growth Fund	—	—	—

7.	Directors and Officers: Certain Officers of the Funds are also Officers of the Adviser. Officers of the Funds who are Officers of the Adviser receive no compensation from the Funds. Each Non-Interested Director is paid an annual fee set at $40,000. An additional $5,000 is paid to each Non-Interested Director for attendance at each in-person meeting of the Board and an additional $1,000 is paid to each Non-Interested Director for participating in a telephonic meeting of the Board. An additional $3,000 is paid to each member of the Audit or Governance Committee of the Board for attendance at an in-person Audit or Governance Committee meeting and an additional $1,000 is paid to each member of the Audit or Governance Committee of the Board for participating in a telephonic Audit or Governance Committee meeting.
An additional $10,000 is paid to the Chairman of the Board and the Chairman of a Committee of the Board. The Chairman of the Board also receives an additional $2,500 for attending each in-person meeting of the Board. The Chairman of a Committee receives an additional $2,000 for attending each in-person Committee meeting.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2021

8.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The tax character of distributions made during the fiscal year ended June 30, 2021, is as follows:
	2021 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	$19,996,308	$ —	$19,996,308
Contrarian Fund	2,166,314	27,626,778	29,793,092
Enhanced Equity Fund	2,257,676	4,975,467	7,233,143
Small Cap Growth Fund	5,279,434	25,919,745	31,199,179
9.	Federal Income Taxes Information: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended December 31, 2021, the Funds did not incur any interest or penalties.
The aggregate cost of investments and unrealized appreciation and depreciation, for federal income tax purposes, at December 31, 2021 is as follows:
	Aggregrate Cost	Aggregrate Gross Unrealized Appreciation	Aggregrate Gross Unrealized Depreciation	Net Unrealized Appreciation
Growth Fund	$1,535,137,108	$715,224,424	$(93,920,980)	$621,303,444
Contrarian Fund	459,820,744	255,791,855	(8,688,140)	247,103,715
Enhanced Equity Fund	65,708,841	16,818,547	(3,025,064)	13,793,483
Small Cap Growth Fund	965,008,493	330,519,067	(82,266,156)	248,252,911
10.	Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

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Board Consideration of Management Agreement with ArrowMark Colorado Holdings LLC
The Board of Directors (the “Board”) of Meridian Fund, Inc. (the “Company”), including all of the Directors who have no direct or indirect interest in the Management Agreement (as defined below) and are not “interested persons” of the Company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously approved an investment management agreement (“Management Agreement”) between ArrowMark Colorado Holdings LLC (the “Adviser”) and the Company, on behalf of the Meridian Growth Fund, Meridian Contrarian Fund, Meridian Enhanced Equity Fund and Meridian Small Cap Growth Fund (each, a “Fund” and collectively, the “Funds”), at a meeting held on August 24, 2021. As detailed below, at the meeting held on August 24, 2021 and at meetings leading up to this meeting, the Board reviewed and considered a variety of information relating to the approval of the Management Agreement.
Prior to approving the Management Agreement, the Board requested, received and evaluated extensive information and materials about the Adviser and its relationship with the Funds. In this regard, the Board reviewed, among other information, the Adviser’s responses to detailed requests submitted by the Independent Directors’ independent legal counsel (“Independent Counsel”). The Board also consulted with Independent Counsel, with whom the Board met separately. Independent Counsel advised the Board on the legal standards for consideration of the Management Agreement and otherwise assisted the Board in its deliberations.
The Board considered a variety of factors and reviewed a significant amount of information in connection with its consideration and approval of the Management Agreement. The summary set forth below of the Board’s deliberations and considerations of various factors is not intended to be exhaustive but, rather, to highlight a number of the key factors considered. The approval determinations were made on the basis of each Director’s business judgment after consideration of all information presented and reviewed by the Board. In its deliberations, the Board did not identify any single item that was paramount or controlling and individual Directors may have attributed different weights to various factors. The Board considered all information available to them.
Nature, Extent and Quality of Services to be Provided
The Board reviewed and analyzed materials and information concerning the background, experience and capabilities of the Adviser’s portfolio managers and its other investment and administrative personnel. The Board considered, among other factors, the capabilities and quality of the Adviser’s investment management, research and trade execution personnel and other resources that would be dedicated to providing services to the Funds. The Board also considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract, compensate and retain qualified investment professionals. In this regard, the Board considered the fact that the increase in assets under management during the past year occurred primarily outside of the Funds, and that the Adviser expects to maintain or increase the resources it allocates to investment management, operations and sales and marketing of the Funds.
The Board also considered the Adviser’s ability to provide administrative and operational services to the Funds and the financial condition of the Adviser, including its financial capacity to perform the services required under the Management Agreement. The Board reviewed information provided by the Adviser regarding various service provider arrangements and considered the ability of the Adviser to administer and oversee outside service providers to the Funds. In addition, the Board considered matters related to the Adviser’s compliance programs, its compliance history, its dealings with regulators, and its representation that it was not the subject of any legal, regulatory or other proceedings likely to have a material adverse effect on its ability to provide services to the Funds.
The Board concluded that the Adviser performs an appropriate range of high-quality services for each Fund, that the Adviser has the financial capability and resources to continue to perform those services for the Funds and that the Adviser effectively manages and oversees services that are performed by outside service providers.
Investment Advisory Fee Rate and Other Expenses
The Board reviewed and considered the contractual investment advisory fee rate to be paid by each Fund to the Adviser for investment management services under the Management Agreement. The Board also reviewed and considered information regarding each Fund’s total expense ratio and its various expense components. The investment advisory fee rates and expense ratios for each Fund were compared against a peer group for each such Fund over specified time periods. The peer group for each Fund was defined by an independent third-party provider of market data. The Board reviewed and considered how the expense ratio and expense components of each Fund compared to those of its respective peer group. The Board also considered the Adviser’s commitment to cap the total operating expense ratios for the Funds by waiving and/or reimbursing certain fees and expenses.

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With respect to other accounts managed by the Adviser, the Board noted that the Adviser provides sub-advisory services for large retail fund complexes, foundations, pensions and employee retirement plans, collective investment trusts and insurance companies for a management fee that is less than the fee paid by the respective Fund with a comparable investment strategy. The Board noted that the services provided by the Adviser for the Funds are much more extensive with respect to compliance, operational, shareholder servicing and proxy voting activities than are provided under the sub-advisory arrangements. The Board considered how the scope of services and investment management fees related to these accounts compares to the scope of services and fees related to the Funds.
The Board concluded that the investment advisory fee rate to be paid by each Fund is reasonable in light of the services covered by the Management Agreement and that the expense structure of each Fund is acceptable for purposes of approving the Management Agreement.
Fund Performance
The Board evaluated the performance of each Fund during certain time periods against each Fund’s performance peer group and performance benchmark. The peer groups and benchmarks were defined by an independent third-party provider of market data.
The Board discussed the extent to which each Fund outperformed, or underperformed, its respective performance benchmark and performance universe average during the one-year, three-year, five-year and (except for the Meridian Small Cap Growth Fund) ten-year periods ended May 31, 2021. In particular, the Board noted that the Meridian Growth Fund, Meridian Contrarian Fund and the Meridian Small Cap Growth Fund each outperformed relative to its performance benchmark and performance universe average during the one-year period ended May 31, 2021, and that only the Meridian Enhanced Equity Fund underperformed relative to its performance benchmark and performance universe average during the one-year period. The Board considered the Adviser’s explanation of factors that contributed to the Meridian Enhanced Equity Fund’s underperformance in the most recent year. The Board also noted that all four Funds were approximately in line with, or outperformed, their respective performance benchmark and performance universe average during the three-year period, five-year period and (other than the Meridian Small Cap Growth Fund) ten-year period ended May 31, 2021.
Based on its review, the Board concluded that Fund performance was acceptable for purposes of considering approval of the Management Agreement.
Costs of Services to be Provided and Profitability
The Board evaluated an expense and profitability analysis provided by the Adviser with respect to its management of each Fund. The analysis contained estimated expense and profitability information for each Fund for the years ending December 31, 2021, 2022 and 2023 as well as estimated changes in the assets under management during those years. For each Fund and for each time period presented, the Board evaluated the Adviser’s estimated profitability.
The Board noted that both the Meridian Contrarian Fund and Meridian Enhanced Equity Fund experienced significant growth in assets under management during the past year and the reasons for that growth. The Board noted that the increase in assets undermanagement has increased the Adviser’s estimated profitability for these Funds, particularly given the relatively small size of each such Fund.
The Board also considered the changes in assets under management that are estimated to occur during the years ended December 31, 2021, 2022 and 2023 for each Fund and how those changes will impact the Adviser’s profitability in future periods. In particular, it was noted that the Adviser projects a modest increase in assets under management for the Meridian Growth Fund, Meridian Contrarian Fund and Meridian Enhanced Equity Fund in each of 2021, 2022 and 2023. Those increases are estimated to result in a modest increase in the Adviser’s profitability in each such year. The Adviser does not anticipate growth in assets under management for the Meridian Small Cap Growth Fund in 2021, 2022 or 2023, which may result in a decrease in the Adviser’s profitability in each such year.
The Board evaluated the Adviser’s estimated profitability for each Fund during each of the periods presented against profit margins that have been found by courts to be reasonable under applicable securities laws. Based on its evaluation, the Board concluded that the Adviser’s estimated profitability in managing each Fund is reasonable and not excessive for purposes of approving the Management Agreement.
Economies of Scale
The Board received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds and whether the Funds would appropriately benefit from any economies of scale. The Board noted that the Adviser reported that it continues to invest significant resources in enhancing its investment, distribution and operational infrastructure in order to provide higher quality service to the Funds and their shareholders and to meet changing regulatory requirements, and that those investments have the potential to produce economies of scale for the

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Adviser over time if assets under management grow. The Board noted, however, that the Adviser’s growth in assets under management has generally been achieved outside of the Funds. Although the Meridian Growth Fund is projected to have modest net inflow of capital during 2021, 2022 and 2023, each of the other Funds is projected to have net outflows during 2021, 2022 and 2023. As a result, the Board determined that the potential for achieving material economies of scale in the near term appears unlikely.
Other Benefits to the Adviser
The Board received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by the Adviser and its affiliates as a result of their relationships with the Funds. The Board noted that the Adviser benefits from soft dollar arrangements using portfolio brokerage for the Funds. The Board also considered that the Adviser and its affiliates may derive reputational benefits from their association with the Funds that may lead to other investment management opportunities. The Board concluded that the fall-out benefits that may be received by the Adviser and its affiliates are reasonable.
Summary
In considering the Management Agreement, the Board evaluated the factors and information described above, as well as information concerning the Adviser and the Funds that is provided to the Board throughout the year in connection with other Board meetings. In its deliberations, the Board did not identify any single item that was paramount or controlling, and individual Directors may have attributed different weights to various factors.
Based on its deliberations and analysis of the information provided, the entire Board, including all the Independent Directors, concluded that the Management Agreement is in the best interests of each Fund and its shareholders and that the compensation payable by the Funds is fair and reasonable in light of the services and expenses involved. On that basis, the entire Board, including all the Independent Directors, approved the Management Agreement.

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Meridian Fund, Inc.
Glossary of Terms Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2500® Growth Index: Measures the performances of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500® Index: Measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500™ is a subset of the Russell 3000® Index.
Russell 2500® Value Index: Measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. One cannot invest directly into an index.
S&P 500® Index: A commonly recognized market-capitalization-weighted index of 500 widely held equity securities, designed to measure broad U. S. equity performance.

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MERIDIAN FUND, INC. PRIVACY POLICY NOTICE

Meridian Fund, Inc. shareholders are entitled to know how we protect personal information and how we limit disclosure.
Information sources. We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms
•	Transactions with us, our affiliates, or others
Protection of information. We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.
Disclosure of information. We may send your financial adviser or other financial intermediaries or individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.
Security measures. To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc., P.O. Box 9792, Providence, RI 02940 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc. accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of a Fund. If you have any questions or concerns, please contact us at the address or telephone number above.

For more information about MERIDIAN FUND, INC. the following documents are available free upon request. You can download shareholder reports and the Funds’ Statement of Additional Information at no cost from our website at www.meridianfund.com.
Annual/Semi-annual Reports:
The Funds’ Annual and Semi-annual Reports to Shareholders contain detailed information about the Funds’ portfolios.
In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (SAI):
The SAI provides additional information about the Funds, including operations and investment strategies.
You may obtain free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.meridianfund.com. To request additional information or to speak with a representative of the Funds, contact us at:
MERIDIAN FUND, INC.
P.O. Box 9792
Providence, RI 02940
1-800-446-6662
You can also review the Funds’ reports and SAI:
•	By electronic request at the following E-mail address: publicinfo@sec.gov
•	Free from the Commission’s Website at http://www.sec.gov.
(Investment Company Act File No. 811-04014)

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Meridian Fund, Inc.
Other Information (Unaudited)
December 31, 2021
Proxy Voting Guidelines
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Portfolio Disclosure
The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods prior to March 31, 2019, filed such information on Form N-Q. The complete listing is available on the Commission’s website at http://www.sec.gov.
Contact Us
By phone from 9:00 AM to 6:00 PM EST on any business day at the following if you are an:
Individual Investor:
(800) 446-6662
Institutional Investor:
(303) 398-2929
Financial Advisor:
(877) 796-3434
Key Information
Investment Adviser
ArrowMark Colorado Holdings, LLC
100 Fillmore Street, Suite 325
Denver, CO 80206
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203
Administrator, Transfer Agent and Disbursing Agent
BNY Mellon Investment Servicing (US) Inc.
103 Bellevue Parkway
Wilmington, DE 19809
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Counsel
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115
Directors and Officers
Directors
James Bernard Glavin, Chairman
Guy M. Arnold
John S. Emrich
Michael S. Erickson
Edward F. Keely
Michael Stolper*
Officers
David Corkins, President
Katie Jones, Chief Financial Officer and Treasurer
Richard Grove, Vice President, Secretary and Chief
Compliance Officer
Kelsey Auble, Assistant Treasurer
*Interested Director

(b)	Not applicable

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Meridian Fund, Inc.®

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	03/03/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	03/03/2022

By (Signature and Title)*	/s/ Katie Jones
Katie Jones
Principal Financial Officer and Treasurer

Date	03/03/2022

* Print the name and title of each signing officer under his or her signature.